As filed with the U.S. Securities and Exchange Commission on
                                  August 11, 1998
                  Investment Company Act File No. 811-08801
       -----------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940

|X|   Amendment No. 1

                            -------------------------

                        CONGRESS STREET ASSOCIATES, L.P.
               (Exact name of Registrant as specified in Charter)

                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (212) 713-2000

                            -------------------------

                             MARK D. GOLDSTEIN, ESQ.
                          c/o PaineWebber Incorporated
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                    Copy to:
                             STUART H. COLEMAN, ESQ.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                            -------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, partnership interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any partnership interests in the Registrant.

                                    FORM N-2

                        CONGRESS STREET ASSOCIATES, L.P.

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)


                                             PART A
ITEM NUMBER     CAPTION                      PROSPECTUS CAPTION
--------        -------                      -----------------
  1.            Outside Front Cover          Outside Front Cover of
                                             Confidential Memorandum
  2.            Inside Front and             Outside Front Cover of
                Outside Back Cover Page      Confidential Memorandum
  3.            Fee Table and Synopsis       Summary of Terms; Fees and
                                             Expenses;  Capital Accounts and
                                             Allocations - Incentive
                                             Allocations
  4.            Financial Highlights         Not Applicable
  5.            Plan of Distribution         Not Applicable
  6.            Selling Shareholders         Not Applicable
  7.            Use of Proceeds              Not Applicable
  8.            General Description of       Summary of Terms; The
                the Registrant               Partnership; Investment Program;
                                             Types of Investments and Related
                                             Risk Factors; Additional Risk
                                             Factors
  9.            Management                   Summary of Terms; The
                                             Partnership; Directors; The
                                             Manager, PWFA and Granum;
                                             Brokerage; Fees and Expenses;
                                             Capital Accounts and Allocations
                                             - Incentive Allocation;
                                             Additional Information and
                                             Summary of Limited Partnership
                                             Agreement - Custodian
 10.            Capital Stock,               Summary of Terms; Voting; Capital
                Long-Term Debt, and Other    Accounts and Allocations;
                Securities                   Subscription for Interests;
                                             Redemptions, Repurchases of
                                             Interests and Transfers; Tax
                                             Aspects; Additional Information
                                             and Summary of Limited
                                             Partnership Agreement
 11.            Defaults and Arrears on      Not Applicable
                Senior Securities
 12.            Legal Proceedings            Not Applicable

  PART B
ITEM NUMBER  CAPTION                   PROSPECTUS CAPTION
 ----------  -------                   -----------------
    13.      Table of Contents of      Not Applicable
             the Statement of
             Additional Information
    14.      Cover Page                Not Applicable
    15.      Table of Contents         Not Applicable
    16.      General Information       Not Applicable
             and History
    17.      Investment Objective      Summary of Terms; Investment
             and Policies              Program; Types of Investments
                                       and Related Risk Factors;
                                       Additional Risk Factors;
                                       Brokerage
    18.      Management                Summary of Terms; Directors
    19.      Control Persons and       The Manager, PWFA and Granum
             Principal Holders of
             Securities
    20.      Investment Advisory       Summary of Terms; The Manager,
             and Other Services        PWFA and Granum; Fees and
                                       Expenses; Capital Accounts and
                                       Allocations - Incentive
                                       Allocations; Additional
                                       Information and Summary of
                                       Limited Partnership Agreement
    21.      Brokerage Allocation      Conflicts of Interest; Brokerage
             and Other Practices
    22.      Tax Status                Summary of Terms; Tax Aspects
    23.      Financial Statements      Because Registrant has no
                                       assets, financial statements
                                       are omitted.

        PART C
      ----------

         The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                             Copy Number: ________________


                          ----------------------------

                        CONGRESS STREET ASSOCIATES, L.P.

                          ----------------------------

          THE PARTNERSHIP INTERESTS WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM ("MEMORANDUM") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.


          THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF PARTNERSHIP INTERESTS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE PARTNERSHIP THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS MEMORANDUM OR THE EXHIBITS HERETO.

          THIS MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE PARTNERSHIP INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

          PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE PARTNERSHIP FOR SUCH INVESTOR.

          THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED PARTNERSHIP AGREEMENT OF THE PARTNERSHIP, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.


          IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF CONGRESS STREET ASSOCIATES, L.P. (THE "PARTNERSHIP") AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED PARTNERSHIP INTERESTS OF THE PARTNERSHIP HAVE NOT BEEN FILED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE PARTNERSHIP INTERESTS OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                      PAGE


SUMMARY OF TERMS....................................................... 1
THE PARTNERSHIP........................................................ 9
STRUCTURE.............................................................. 9
INVESTMENT PROGRAM..................................................... 9
TYPES OF INVESTMENTS AND RELATED RISK FACTORS..........................11
ADDITIONAL RISK FACTORS................................................20
PERFORMANCE INFORMATION................................................21
THE DIRECTORS..........................................................22
THE MANAGER, PWFA AND GRANUM...........................................24
VOTING.................................................................26
CONFLICTS OF INTEREST..................................................26
BROKERAGE..............................................................29
FEES AND EXPENSES......................................................30
CAPITAL ACCOUNTS AND ALLOCATIONS.......................................32
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND
  OTHER EXPENDITURES...................................................35
SUBSCRIPTION FOR INTERESTS.............................................36
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS....................38
TAX ASPECTS............................................................42
ERISA CONSIDERATIONS...................................................57
ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP
  AGREEMENT............................................................58
APPENDIX A - AMENDED AND RESTATED LIMITED PARTNERSHIP
              AGREEMENT...............................................A-1
APPENDIX B - PERFORMANCE INFORMATION..................................B-1

                                SUMMARY OF TERMS


          The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the Partnership's amended and restated limited partnership agreement (the "Partnership Agreement"), each of which should be read carefully and retained for future reference.

THE PARTNERSHIP                    Congress Street Associates, L.P.
                                   (the "Partnership") is a newly formed
                                   Delaware limited partnership, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company.


                                   The Partnership is a specialized investment vehicle that may be referred to as a registered private investment partnership. The Partnership is similar to an unregistered private investment partnership in that (i) the Partnership's portfolio may be more aggressively managed than other investment companies, (ii) interests in the Partnership will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be restricted as to transfer, and
                                   (iii) the capital accounts in the Partnership of persons who purchase the partnership interests offered hereby (the "Limited Partners") will be subject to both asset-based charges and performance-based allocations. Unlike a private investment partnership, but like other registered investment companies, however, the Partnership has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program.


INVESTMENT PROGRAM                 The Partnership's investment objective
                                   is long-term capital appreciation. It will seek to achieve its investment objective by investing principally in equity securities of U.S. issuers and other securities having equity characteristics that Congress Street
                                   Management, L.L.C.(the "Manager") believes are substantially undervalued relative to their potential for earnings growth. The
                                   Partnership also may invest in equity
                                   securities of foreign issuers and in
                                   fixed-income securities of U.S. and foreign issuers when the yield and potential for capital appreciation of such securities are considered sufficiently attractive.

                                   The Manager is the Partnership's manager and General Partner. The Manager emphasizes the use of fundamental research, particularly balance sheet and return-on-equity analysis, in identifying companies that it believes to be undervalued, and focuses on those companies that it believes have, or have the potential to develop, above-average earnings, sales or asset growth.

                                   The Partnership may use various investment techniques to hedge some or all of its investment portfolio and for non-hedging purposes to pursue its investment objective. For example, the Partnership may utilize leverage, sell securities short and purchase and sell options on securities and stock indexes, and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of the Partnership's investment program, and involves certain risks. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."


RISK FACTORS                       The Partnership's investment program is
                                   speculative and entails substantial risks. No assurance can be given that the Partnership's investment objective will be achieved. In particular, the Partnership's limited diversification, use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses to the Partnership. Investments in illiquid securities and foreign securities also involve certain risks. See "TYPES OF
                                   INVESTMENTS AND RELATED RISK FACTORS."

                                   As a non-diversified investment company, there are no percentage limitations on the portion of the Partnership's assets that may be invested in the securities of any one issuer. As a result, the Partnership's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.


                                   The Manager will receive a performance-based allocation. The performance-based allocation that may be credited to the capital account of the Manager may create an incentive for the Manager to cause the Partnership to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes unrealized appreciation of the Partnership's assets, the allocation may be greater than if it were based solely on realized gains. See "SUMMARY OF TERMS--Fees and Expenses" and "--Incentive Allocation."


                                   An investment in the Partnership entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."


                                   The Partnership and the Manager are newly formed entities and have no operating histories upon which investors can evaluate the performance of the Partnership. The personnel of the principal members of the Manager, however, have substantial experience in managing separately managed client accounts and private investment funds that have investment programs that are substantially similar to the Partnership's investment program.


                                   Partnership interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. See "SUMMARY OF TERMS--Transfer Restrictions" and "--Withdrawals and Repurchases of Interests by the Partnership."

                                   Limited Partners will be required each year to pay applicable Federal and state income taxes on their share of the Partnership's taxable income. Because the Partnership does not intend to make periodic distributions of its net income or gains, if any, to the Limited Partners, the payment of any such taxes by a Limited Partner will have to be made from other sources.

LEVERAGE The Manager uses leverage in the Partnership's investment program when the Manager believes it appropriate to do so. The Manager believes that the use of leverage may enable the Partnership to achieve a higher rate of return. However, the use of leverage has risks and, in certain circumstances, will magnify the volatility of changes in the value of the Partnership's investment portfolio. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Leverage."

MANAGEMENT                         The Partnership's General Partner, to the
                                   fullest extent permitted by applicable law, has irrevocably delegated to a group of individuals (the "Directors") its rights and powers to manage and control the business affairs of the Partnership, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Partnership's business. See "THE DIRECTORS."


                                   The Directors have engaged the Manager to provide investment advice to, and day-to-day management of, the Partnership. The Manager is a joint venture between PW Fund Advisor, L.L.C. ("PWFA") and Granum Advisors, L.L.C. ("Granum"). Investment professionals employed by Granum will manage the Partnership's investment portfolio on behalf of the Manager under the supervision of PWFA's personnel.

                                   PWFA is an indirect, wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). PWFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and have more than $322 billion of assets under control and $54 billion of assets under management. Granum, a registered investment adviser under the Advisers Act, is controlled by Lewis M. Eisenberg and Walter
                                   F. Harrison, III, who serve as its members.
                                   Granum and its affiliates provide investment advisory services to a registered investment company, an offshore private investment fund and private investment partnerships with aggregate assets in excess of $700 million.


PLACEMENT AGENT                    PaineWebber Incorporated acts as placement
                                   agent for the Partnership, without special compensation from the Partnership, and will bear its own costs associated with its activities as placement agent. PWFA and PaineWebber Incorporated intend to compensate
                                   PaineWebber Incorporated's or its affiliates' account executives and others for their ongoing servicing of clients with whom they have placed interests in the Partnership, and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to such clients' assets in the Partnership. See
                                   "CONFLICTS OF INTEREST--PWFA."

CONFLICTS OF INTEREST              The investment activities of the Manager
                                   and its affiliates for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage the Partnership. See "CONFLICTS
                                   OF INTEREST."


FEES AND EXPENSES                  PWFA provides certain management and
                                   administrative services to the Partnership, including, among other things, providing office space and other support services to the Partnership. In consideration for such services, the Partnership will pay PWFA a monthly management fee of .125% (1.50% on an annualized basis) of the Partnership's net assets for the month, excluding assets attributable to the Manager's capital account
                                   (the "Fee"). The Fee will be paid to PWFA out of the Partnership's assets, and debited against the Limited Partners' capital accounts. A portion of the Fee will be paid by PWFA to an affiliate of Granum.

                                   PFPC Inc. (the "Administrator") performs certain administration, accounting and investor services for the Partnership and other investment funds sponsored by PW Group or its affiliates. In consideration for such services, the Partnership and the other investment funds will pay the Administrator an annual fee calculated based upon their aggregate average net assets, subject to a minimum monthly fee, and will reimburse the Administrator for certain of the Administrator's expenses.

                                   The Partnership will bear all expenses
                                   incurred in the business of the Partnership, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Partnership's account; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of Directors and Limited Partners. See "FEES AND EXPENSES."


ALLOCATION OF PROFIT AND LOSS      The net profits or net losses of the
                                   Partnership (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Manager in its capacity as General Partner and Limited Partners (collectively, the
                                   "Partners") at the end of each fiscal period in accordance with their respective partnership percentages for such period. Each
                                   Partner's partnership percentage will be determined by dividing as of the start of a fiscal period the balance of the Partner's capital account by the sum of the balances of the capital accounts of all Partners of the Partnership. See "CAPITAL ACCOUNTS AND
                                   ALLOCATIONS--Allocation of Net Profits and
                                   Net Losses."

INCENTIVE ALLOCATION               At the end of the 12-month period following
                                   the admission of a Limited Partner to the Partnership, and generally at the end of each fiscal year thereafter, an amount equal to 20% of the net profits, if any, that would otherwise be credited to the Limited
                                   Partner's account for such period will
                                   instead be credited to the account of the Manager. This allocation (the "Incentive
                                   Allocation") will be made only with respect to net profits that exceed any net losses previously debited to the account of such Limited Partner which have not been offset by any net profits subsequently credited to the account of the Limited Partner. See "CAPITAL
                                   ACCOUNTS AND ALLOCATIONS--Incentive
                                   Allocation."


SUBSCRIPTION FOR INTERESTS         Both initial and additional subscriptions
                                   for interests by eligible investors may be accepted at such times as the Manager may determine, subject to the receipt of cleared funds on or before the acceptance date set by the Manager. The Partnership reserves the right to reject any subscription for interests in the Partnership. Generally, the minimum initial investment in the Partnership is $250,000. For employees of the Manager and its affiliates, and members of their immediate families, the minimum initial investment is $50,000. The Partnership may vary the investment minimums from time to time. The Partnership, in its discretion, may suspend subscriptions for interests at any time. See "SUMMARY OF TERMS--ERISA Plans and
                                   Other Tax-Exempt Entities."

INITIAL CLOSING DATE               The initial closing date for subscriptions
                                   of interests in the Partnership is September
                                   25, 1998. The Manager, in its sole
                                   discretion, may postpone the closing date for up to 60 days.


TRANSFER RESTRICTIONS              Limited Partner interests in the
                                   Partnership may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Limited
                                   Partners without the consent of the Manager, which may be withheld in its sole and absolute discretion. See "REDEMPTIONS,
                                   REPURCHASES OF INTERESTS AND
                                   TRANSFERS--Transfers of Interests."


WITHDRAWALS AND REPURCHASES
  OF INTERESTS BY THE
  PARTNERSHIP                      No Limited Partner will have the  right to
                                   require the Partnership to redeem the Limited
                                   Partner's Partnership interest. The
                                   Partnership from time to time may offer to repurchase interests pursuant to written tenders by Partners. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. In determining whether the Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Directors will consider the recommendation of the Manager. The Manager expects that generally, beginning in 2000, it will recommend to the Directors that the Partnership offer to repurchase interests from Partners twice each year, in June and December, and intends to recommend the making of an offer to repurchase interests effective as of September 1999 and December 1999. The
                                   Directors also will consider the following factors, among others, in making such determination: (i) whether any Limited
                                   Partners have requested to tender interests or portions thereof to the Partnership; (ii) the liquidity of the Partnership's assets;
                                   (iii) the investment plans and working
                                   capital requirements of the Partnership; (iv) the relative economies of scale with respect to the size of the Partnership; (v) the history of the Partnership in repurchasing interests or portions thereof; (vi) the condition of the securities markets; and
                                   (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof. In addition, the Partnership may repurchase an interest in the Partnership or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner if, among other reasons, the Manager determines that it would be in the best interests of the Partnership for the Partnership to repurchase such an interest or portion thereof. See "REDEMPTIONS,
                                   REPURCHASES OF INTERESTS AND TRANSFERS--No
                                   Right of Redemption" and "--Repurchases of Interests."


                                   The Partnership Agreement provides that the Partnership shall be dissolved if the interest of any Limited Partner that has submitted a written request, in accordance with the terms of the Partnership Agreement, to tender its entire interest for repurchase by the Partnership has not been repurchased within a period of two years of such request.

SUMMARY OF TAXATION                Counsel to the Partnership has rendered an
                                   opinion that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Partnership has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Partnership should not be subject to Federal income tax, and each Limited Partner will be required to report on its own annual tax return its distributive share of the Partnership's taxable income or loss.

                                   If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise, the taxable income of the Partnership would be subject to corporate income tax and any distributions of profits from the Partnership would be treated as dividends.


ERISA PLANS AND OTHER
  TAX-EXEMPT ENTITIES              Investors subject to the Employee
                                   Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities (each a "tax-exempt" entity) may purchase interests in the Partnership. The
                                   Partnership's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended
                                   (the "Code"). The Partnership may utilize leverage in connection with its trading activities. Therefore, a tax-exempt Limited
                                   Partner may incur income tax liability with respect to its share of the net profits from such leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" ("UBTI"). The
                                   Partnership will provide to tax-exempt
                                   Limited Partners such accounting information as such Partners require to report their UBTI for income tax purposes.


                                   Investment in the Partnership by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum.


TERM The Partnership's term is perpetual unless the Partnership is otherwise dissolved under the terms of the Partnership Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP AGREEMENT--Term,
                                   Dissolution and Liquidation."


REPORTS TO PARTNERS                The Partnership will furnish to Partners as
                                   soon as practicable after the end of each taxable year such information as is necessary for Partners to complete Federal and state income tax or information returns, along with any other tax information required by law.
                                   The Partnership also will send to Partners a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940
                                   Act. Quarterly reports from the Manager
                                   regarding the Partnership's operations during each quarter also will be sent to Partners.

                                 THE PARTNERSHIP


          The Partnership is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Partnership was formed as a limited partnership under the laws of Delaware on June 5, 1998, and has no operating history. The Partnership's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Investment advisory services are provided to the Partnership by the Manager, which also is the Partnership's General Partner.


                                    STRUCTURE

          The Partnership is a specialized investment vehicle that combines many of the features of a private investment partnership with those of a closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that often are highly leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships typically are compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not performance-based, fees.


          The Partnership is similar to private investment partnerships in that its investment portfolio may be actively managed and Partnership interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. However, the Partnership, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program. This structure permits a larger number of investors that have a higher tolerance for investment risk to participate in the Partnership's investment program without making the more substantial minimum capital commitment that is required by many private investment partnerships.


                               INVESTMENT PROGRAM

          The Partnership's investment objective is long-term capital appreciation. The Partnership seeks to achieve its investment objective by investing principally in equity securities of U.S. issuers and other securities having equity characteristics that the Manager believes are substantially undervalued relative to their potential for earnings growth. The Partnership also may invest in equity securities of foreign issuers and in fixed-income securities of U.S. and foreign issuers when the yield and potential for capital appreciation of such securities are considered sufficiently attractive.

          The Manager emphasizes the use of fundamental research, particularly balance sheet and return-on-equity analysis, in identifying companies that it believes to be undervalued, and focuses on those companies that it believes have, or have the potential to develop, above-average earnings, sales or asset growth. In evaluating investments, the Manager also seeks to identify companies that may be involved in special corporate situations, the occurrence of which would favorably affect the value of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The Manager believes that these situations can serve as catalysts for capital appreciation in the equity securities of undervalued companies. The Partnership's investments are made without regard to market capitalization. From time to time, the Partnership may invest a significant portion of its assets in the securities of companies that have smaller market capitalizations.

          Unlike many other investment companies which, as a matter of investment policy, diversify portfolio holdings so that no more than a specified percentage of their assets are invested in the securities of any one issuer, the Partnership does not have fixed guidelines for diversification. In addition, although the Partnership will not invest more than 25% of the value of its net assets in the securities of issuers engaged in any one industry (other than U.S. Government securities), investments by the Partnership may emphasize particular industries or market segments which the Manager believes offer the opportunity for maximizing profit. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Non-Diversified Status."

          The Partnership may use various investment techniques to hedge some or all of its investment portfolio or to pursue its investment objective. In this regard, the Partnership may utilize leverage, sell securities short, and purchase and sell options on securities and stock indexes and other derivatives, subject to certain limitations. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Leverage," "--Short Sales" and "--Special Investment Instruments and Techniques."

          The Partnership may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Manager deems appropriate under the circumstances. The Partnership also may invest in these instruments pending allocation of the offering proceeds. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments."

          Additional information about the types of investments that will be made by the Partnership, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Partnership's investment policies and restrictions are not fundamental and may be changed without a vote of the Limited Partners. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

          THE PARTNERSHIP'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE PARTNERSHIP'S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT ITS INVESTMENT PROGRAM WILL BE SUCCESSFUL. IN PARTICULAR, THE PARTNERSHIP'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND ITS LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE PARTNERSHIP. INVESTORS SHOULD CONSIDER THE PARTNERSHIP AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. AN INVESTOR COULD LOSE MONEY BY INVESTING IN THE PARTNERSHIP.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

          All securities investments risk the loss of capital. To the extent the Partnership holds the securities of a limited number of issuers, and emphasizes the securities of issuers in a limited number of industries or market segments, the risk of an investment in the Partnership is increased. The value of the Partnership's total net assets should be expected to fluctuate. The Partnership's use of leverage is likely to cause its net assets to appreciate or depreciate at a greater rate than if leverage were not used.

EQUITY SECURITIES


          The Partnership's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The Partnership also may invest in depositary receipts relating to foreign securities. See "Foreign Securities" below. The Partnership may purchase equity securities issued by real estate investment trusts. Equity securities also include warrants and options. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.


          The Partnership may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Partnership may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

FIXED-INCOME SECURITIES

          The Partnership may invest in fixed-income securities. The Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          The Partnership may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

FOREIGN SECURITIES

          Although the Partnership will invest principally in equity securities of publicly traded U.S. companies, it may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Partnership may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

          Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of such securities usually are held outside the United States, the Partnership will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Partnership have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

FOREIGN CURRENCY TRANSACTIONS

          The Partnership may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security the Partnership has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Partnership already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

          Foreign currency transactions may involve, for example, the Partnership's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Partnership agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Partnership contracted to receive in the exchange. The Partnership's success in these transactions will depend principally on the Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

          The Partnership may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Manager deems appropriate under the circumstances. The Partnership also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

NON-DIVERSIFIED STATUS

          The classification of the Partnership as a "non-diversified" investment company means that the percentage of the Partnership's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Partnership's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Partnership's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

          The Partnership does not intend to make investments for the purpose of exercising control or management over a portfolio company.

LEVERAGE

          The Partnership may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

          Although leverage will increase investment return if the Partnership earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Partnership fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Partnership's investment portfolio. If the Partnership's equity or debt instruments decline in value, the Partnership could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Partnership's assets, whether resulting from changes in market value or from redemptions, the Partnership might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Partnership also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Partnership's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the Partnership incurs the indebtedness.

          To obtain "leveraged" market exposure in certain investments and to increase the overall return to the Partnership of various investments, the Partnership may purchase options and other instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

SHORT SALES


          The Partnership may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. In addition, the Partnership may use short sales for non-hedging purposes. To effect a short sale, the Partnership will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Partnership then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Partnership, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Partnership's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.


REVERSE REPURCHASE AGREEMENTS

          Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Partnership. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Partnership's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

          The Partnership may utilize a variety of special investment techniques to hedge its investment portfolio against various risks (such as changes in interest rates) or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Partnership may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Partnership may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

          DERIVATIVES. The Partnership may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Partnership to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Partnership can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Partnership's performance.

          If the Partnership invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Partnership's return or result in a loss. The Partnership also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Partnership were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


          OPTIONS. The Partnership may engage in options transactions. The Partnership also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Partnership bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Partnership may have difficulty closing out its position. Over-the-counter options purchased and sold by the Partnership also may include options on baskets of specific securities.


          The Partnership may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

          A covered call option, which is a call option with respect to which the Partnership owns the underlying security, that is sold by the Partnership exposes the Partnership during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Partnership has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Partnership exposes the Partnership during the term of the option to a decline in price of the underlying security while depriving the Partnership of the opportunity to invest the segregated assets.

          The Partnership may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Partnership will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Partnership would ordinarily make a similar "closing sale transaction," which involves liquidating the Partnership's position by selling the option previously purchased, although the Partnership would be entitled to exercise the option should it deem it advantageous to do so.

          WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

          CALL AND PUT OPTIONS ON SECURITIES INDEXES. The Partnership may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") or the Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Partnership of options on stock indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

LENDING PORTFOLIO SECURITIES

          The Partnership may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Partnership continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Partnership an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Partnership's total assets, and the Partnership will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Partnership might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Partnership.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

          To reduce the risk of changes in interest rates and securities prices, the Partnership may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Partnership enters into the commitment, but the Partnership does not make payment until it receives delivery from the counterparty. The Partnership will commit to purchase such securities only with the intention of actually acquiring the securities, but the Partnership may sell these securities before the settlement date if it is deemed advisable. The Partnership will place in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.

          Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Partnership to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Partnership is fully or almost fully invested may result in greater potential fluctuation in the value of the Partnership's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Partnership on a forward basis will not honor its purchase obligation. In such cases, the Partnership may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

          Although the Partnership will invest primarily in publicly traded securities, it may invest up to 10% of its assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.


          Where registration is required to sell a security, the Partnership may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Partnership may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Partnership might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors.


          The Partnership may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which the Partnership purchased such securities.

INVESTMENT RESTRICTIONS

          The Partnership has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Partnership's outstanding voting securities. The Partnership may not:


          - Issue senior securities, except that, to the extent permitted by the 1940 Act, the Partnership may borrow money (a) to finance portfolio transactions and engage in other transactions involving the issuance by the Partnership of "senior securities" representing indebtedness, and (b) from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Partnership's interests.

          - Underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

          - Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Partnership's investment policies or as otherwise permitted under the 1940 Act.

          - Purchase, hold or deal in real estate, except that the Partnership may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

          - Invest in commodities or commodity contracts, except that the Partnership may purchase and sell foreign currency and options and forward contracts, including those related to indexes, and options on indexes.

          - Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that the Partnership may purchase U.S. Government Securities without limitation.


          Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Partnership, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

          With respect to these investment restrictions, and other policies described in this Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Partnership's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Partnership's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Partnership's outstanding voting securities.

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

          The Incentive Allocation of 20% of net profits to the capital account of the Manager may create an incentive for the Manager to cause the Partnership to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the allocation is calculated on a basis that includes unrealized appreciation of the Partnership's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

TAX RISKS

          Counsel to the Partnership has rendered an opinion that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Partnership has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Partnership should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise, the taxable income of the Partnership would be subject to corporate income tax and distributions of profits from the Partnership would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Partnership Operations--Classification of the Partnership."

LACK OF OPERATING HISTORY


          The Partnership and the Manager are newly formed entities and have no operating histories upon which investors can evaluate the performance of the Partnership. However, as discussed below, the personnel of the principal members of the Manager have substantial experience in managing portfolios of securities through separately managed client accounts, private investment funds and registered investment companies. Moreover, the personnel of Granum who are responsible for managing the Partnership's investment portfolio have substantial experience in managing investment funds that have investment programs that are substantially similar to the Partnership's investment program. See "PERFORMANCE INFORMATION," "THE MANAGER, PWFA AND GRANUM" and "CONFLICTS OF INTEREST--Participation in Investment Opportunities."


LIQUIDITY RISKS


          Partnership interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase Limited Partner interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. The Manager expects that generally, beginning in 2000, it will recommend to the Directors that the Partnership offer to repurchase interests from Partners twice each year, in June and December, and also intends to recommend the making of offers to repurchase interests effective as of September 1999 and December 1999. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."


DISTRIBUTIONS TO LIMITED PARTNERS AND PAYMENT OF TAX LIABILITY

          The Partnership does not intend to make periodic distributions of its net income or gains, if any, to Limited Partners. Whether or not distributions are made, Limited Partners will be required each year to pay applicable Federal and state income taxes on their respective shares of the Partnership's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Directors.

                             PERFORMANCE INFORMATION


          Appendix B--Table 1 contains performance information for a private investment partnership (the "Granite Partnership") that has been managed by Granum's personnel since its inception in 1990, with Walter F. Harrison, III as the primary portfolio manager, in accordance with an investment program that is substantially similar to the Partnership's expected investment program. In addition, Appendix B--Table 2 contains composite performance information for all accounts (including investment funds) (together with the Granite Partnership, "Granum Accounts") managed by Granum's personnel pursuant to an investment program that also is substantially similar to the Partnership's expected investment program. The future performance of the Granite Partnership and the other Granum Accounts may vary from the future performance of the Partnership. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities." PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                  THE DIRECTORS

          The business affairs of the Partnership are managed under the general supervision of the Directors. The Partnership's General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Directors its rights and powers to manage and control the business affairs of the Partnership, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Partnership's business. The Directors exercise the same powers, authority and responsibili ties on behalf of the Partnership as are customarily exercised by the directors of a registered investment company organized as a corporation. The General Partner retains only those rights, powers and duties that may not be delegated under Delaware law. The General Partner will not cease to be the general partner of the Partnership and will continue to be liable as such.

          The Directors are not general partners or limited partners of the Partnership and, accordingly, have no liability as such. The Directors will not contribute to the capital of the Partnership and will not hold partnership interests in the Partnership. A majority of the Directors are not "interested persons" (as defined in the 1940 Act) of the Partnership (collectively, the "Independent Directors") and perform the same functions for the Partnership as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.


          The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Partnership, as defined in the 1940 Act, is indicated by an asterisk.



                                      PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND AGE                 5 YEARS
-------------------------------       -----------------------------------

*E. Garrett Bewkes, Jr.               Mr. Bewkes is a director of, and
c/o PaineWebber Incorporated          prior to December 1995 was a
1285 Avenue of the Americas           consultant to, PW Group.  Prior to
New York, New York  10019             1988, he was Chairman of the Board,
Age 71                                President and Chief Executive
                                      Officer of American Bakeries Company. Mr.
                                      Bewkes is a director of Interstate
                                      Bakeries Corporation and NaPro
                                      BioTherapeutics, Inc. Mr. Bewkes also is a director or trustee of 32 other investment companies for which PaineWebber
                                      Incorporated or its affiliates serves as investment adviser.

Meyer Feldberg                        Mr. Feldberg is Dean and Professor
c/o Columbia University               of Management of the Graduate
101 Uris Hall                         School of Business, Columbia
New York, New York  10027             University.  Prior to 1989, he was
Age 55                                President of the Illinois Institute
                                      of Technology. Dean Feldberg is a director of K-III Communications Corporation,
                                      Federated Department Stores Inc. and
                                      Revlon, Inc. Dean Feldberg also is a
                                      director or trustee of 31 investment
                                      companies for which PaineWebber
                                      Incorporated or its affiliates serves as investment adviser.

Richard J. Sterne                     Mr. Sterne is a private investor.
555 Madison Avenue                    From 1995 to June 1998, he was a
28th Floor                            Managing Director of Links
New York, New York  10021             Securities, Inc., a registered
Age 52                                broker-dealer.  From 1990 to 1995,
                                      Mr. Sterne was a partner at Granite
                                      Capital International Group L.P., a
                                      private asset management firm and an
                                      affiliate of Granum. Mr. Sterne also is a director of one other registered investment company for which an affiliate of the Manager serves as investment adviser.

          Each of the Directors was appointed to serve in such position by the General Partner and, on July 16, 1998, such appointment was approved and ratified by the General Partner and Mark F. Vassallo, in his capacity as the Partnership's organizational limited partner, who were the sole holders of partnership interests in the Partnership on such date.

          A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Partners. The Directors may call a meeting of Partners to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Partnership, the General Partner may manage and control the Partnership, but must convene a meeting of Partners within 60 days for the purpose of either electing new Directors or dissolving the Partnership.



          The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, or $250 in the case of telephonic meetings, by the Partnership. The other Directors receive no annual or other fees from the Partnership. All Directors are reimbursed by the Partnership for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Partnership to each Independent Director will be $7,000 during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Manager, Messrs. Feldberg and Sterne will receive aggregate annual compensation from all such companies of approximately $124,000 and $14,000, respectively, for such year. The Directors do not receive any pension or retirement benefits from the Partnership.


                          THE MANAGER, PWFA AND GRANUM


          The Manager is the Partnership's General Partner. The Directors have engaged the Manager to provide investment advice to, and the day-to-day management of, the Partnership, in each case under the ultimate supervision of and subject to any policies collectively established by the Directors. The Manager was formed as a Delaware limited liability company on June 5, 1998 and is registered as an investment adviser under the Advisers Act. The offices of the Manager are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. As of August 3, 1998, the Manager owned 99% of the outstanding interests in the Partnership (thereby controlling the Partnership) and was the only person to own of record or beneficially 5% or more of the outstanding interests in the Partnership. The Manager maintains the Partnership's accounts, books and other documents required to be maintained under the 1940 Act at 1285 Avenue of the Americas, New York, New York 10019.


          The Manager is a joint venture between PWFA and Granum. PWFA is the managing member of the Manager and oversees the Manager's provision of investment advice and day-to-day management to the Partnership. Granum provides the Manager with use of and access to such of its personnel, research and facilities as the Manager requires to manage the Partnership's investment portfolio, and such personnel have the sole responsibility, subject only to the supervision of the Manager and the Directors, for the investment advisory services provided to the Partnership.


          PWFA is an indirect, wholly-owned subsidiary of PW Group and is registered as an investment adviser under the Advisers Act. PWFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and have more than $322 billion of assets under control and $54 billion of assets under management. PaineWebber Incorporated, a wholly-owned subsidiary of PW Group, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

          Granum, a registered investment adviser under the Advisers Act, is controlled by Lewis M. Eisenberg and Walter F. Harrison, III, who serve as its members. Although Granum is a newly formed entity, Messrs. Harrison and Eisenberg have substantial experience in managing assets. Granum and its affiliates provide investment advisory services to a registered investment company, private investment partnerships and individual accounts with aggregate assets in excess of $700 million. Mr. Harrison will be primarily responsible for the day-to-day management of the Partnership's investment portfolio. In addition to Mr. Harrison, Mr. Eisenberg and Paul Matten, a Vice President of Granum, also will be responsible for managing the Partnership's investment portfolio.

          Mr. Harrison graduated from Dartmouth College in 1966 and received an M.B.A. in 1969 from the Amos Tuck School of Business Administration. He has served as a member of Granum since its formation in July 1998 and as a founding partner of a private investment advisory firm that is under common control with Granum since 1990. Mr. Harrison serves as a portfolio manager to a registered investment company, an offshore private investment fund and private investment partnerships, each advised by Granum or an affiliate thereof. From 1971 to 1980, Mr. Harrison was associated with A.W. Jones & Associates and A.W. Jones Co., two investment limited partnerships (collectively, "A.W. Jones"). During his tenure with A.W. Jones, Mr. Harrison became a managing general partner and was a member of the Policy Committee, set guidelines for equity exposure, and performed extensive work on equities valuation techniques. From 1980 to 1983, Mr. Harrison was senior vice president and a principal of Brokaw Capital Management Co., Inc., and from 1983 to 1989, he was associated with Siebel Capital Management.


          Mr. Eisenberg graduated from Dartmouth College in 1964 and received an M.B.A. from Cornell University in 1966. He has served as a managing member of Granum since its formation and as a founding partner of a private investment advisory firm that is under common control with Granum since 1990. Mr. Eisenberg also serves as a portfolio manager to a registered investment company, an offshore private investment fund and four private investment partnerships advised by Granum or an affiliate thereof. From 1966 to 1989, he was associated with Goldman, Sachs & Co. ("Goldman, Sachs"). While at Goldman, Sachs, Mr. Eisenberg became a general partner of the firm, was co-head of the Equities Division and served on the Sales, Trading and Research Policy Committee, the Budget Committee and the International Equity Policy Committee, among others.


          The authority of the Manager to serve or act as investment adviser, and be responsible for the day-to-day management, of the Partnership (collectively, "Advice and Management"), and the incentive allocation arrangement between the Partnership and the Manager, as the foregoing are set forth in the Partnership Agreement, was initially approved by the Directors, including each Independent Director, and by vote of Partners holding interests in the Partnership on July 16, 1998. The authority of the Manager to provide Advice and Management will terminate under the following circumstances:

          (1) if revoked by (A) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership or (B) the Directors, in either case with 60 days' prior written notice to the Manager;


          (2) at the election of the Manager, with 60 days' prior written notice to the Directors;


          (3) if, after July 16, 1999, any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940
               Act) of the outstanding voting securities of the Partnership or
               (B) the Directors and, in either case, approval by a majority of the Independent Directors by vote cast at a meeting called for such purpose;


          (4) to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, the Partnership Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

          (5)  if the Manager is no longer a General Partner of the Partnership.

          The Manager also may withdraw, or be removed by the Partnership, as a General Partner. If the Manager gives notice to the Partnership of its intention to withdraw, it will be required to remain as a General Partner for one year, or until such earlier date as a successor Manager is approved by the Partnership, if, in the opinion of counsel to the Partnership, earlier withdrawal is likely to cause the Partnership to lose its partnership tax classification or as otherwise required by the 1940 Act. At the request of the Partnership, the Manager will remain as a General Partner of the Partnership for a period of six months if the Partnership has terminated the authority of the Manager to provide Advice and Management, unless a successor General Partner to the Manager is earlier approved by the Partnership.

                                     VOTING

          Each Partner will have the right to cast a number of votes based on the value of such Partner's respective capital account at any meeting of Partners called by the Directors or Partners holding at least a majority of the total number of votes eligible to be cast by all Partners. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Manager to provide Advice and Management to the Partnership and approval of the Partnership's auditors. Except for the exercise of their voting privileges, Limited Partners will not be entitled to participate in the management or control of the Partnership's business, and may not act for or bind the Partnership.

                              CONFLICTS OF INTEREST

PWFA

          PWFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Partnership has no interest in these activities. PWFA and its officers or employees who assist PWFA in its oversight of the Manager will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Manager and PWFA Clients. PWFA and its officers and employees will devote so much of their time to the affairs of the Manager as in their judgment is necessary and appropriate.

          PaineWebber Incorporated acts as the placement agent for the Partnership, without special compensation from the Partnership, and will bear its own costs associated with its activities as placement agent. PWFA and PaineWebber Incorporated intend to compensate PaineWebber Incorporated's or its affiliates' account executives, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Partnership and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Partnership. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

          PaineWebber Incorporated or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by Granum or one of its affiliates.

GRANUM AND HARRISON AND EISENBERG


          Messrs. Harrison and Eisenberg are the general partners of and provide investment advisory and other services to the Granite Partnership and control the investment advisers that provide investment advisory and other services to the other Granum Accounts. Granum, of which Messrs. Harrison and Eisenberg are members, or its affiliates, provides investment advisory and other services to a registered investment company, an offshore private investment fund and to private investment partnerships and separately managed client accounts. Granum and certain of the investment professionals who are principals of or employed by Granum or its affiliates (collectively with Granum, the "Granum Managers") also carry on substantial investment activities for their own accounts, for the accounts of family members and for other Granum Accounts. The Partnership has no interest in these activities. As a result of the foregoing, Granum and the investment professionals who, on behalf of the Manager, will manage the Partnership's investment portfolio will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Partnership and the Granum Accounts. Such persons will devote only so much time to the affairs of the Manager as in their judgment is necessary and appropriate.

          PWFA, its affiliates or PWFA Clients may have an interest in the Granum Accounts on terms different than an interest in the Partnership. In addition, the Granum Managers may receive research products and services in connection with the brokerage services that PWFA and its affiliates may provide from time to time to one or more Granum Accounts or to the Partnership.


PARTICIPATION IN INVESTMENT OPPORTUNITIES

          The Manager expects to employ an investment program for the Partnership that is substantially similar to the investment program employed by the Granum Managers for the Granum Accounts. Accordingly, as a general matter, the Manager will consider participation by the Partnership in all appropriate investment opportunities that are under consideration for investment by the Granum Managers for the Granum Accounts. There may be, however, circumstances under which the Granum Managers will cause one or more Granum Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Manager will commit the Partnership's assets. There also may be circumstances under which the Granum Managers will consider participation by the Granum Accounts in investment opportunities in which the Manager does not intend to invest on behalf of the Partnership, or vice versa.

          The Manager will evaluate for the Partnership, and it is anticipated that the Granum Managers will evaluate for each Granum Account, a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Partnership or a Granum Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Partnership and the Granum Accounts in the context of any particular investment opportunity, the investment activities of the Partnership and the Granum Accounts may differ from time to time. In addition, the fees and expenses of the Partnership will differ from those of the Granum Accounts. Accordingly, prospective Limited Partners should note that the future performance of the Partnership and the Granum Accounts will vary.

          When the Manager and the Granum Managers determine that it would be appropriate for the Partnership and one or more Granum Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Partnership participate, or participate to the same extent as the Granum Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Manager and the Granum Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where the Partnership could be disadvantaged because of the investment activities conducted by the Granum Managers for the Granum Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Partnership and the Granum Accounts, thereby limiting the size of the Partnership's position; (2) the difficulty of liquidating an investment for the Partnership and the Granum Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Partnership may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the Granum Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."


          The members of the Manager, and their members, directors, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Partnership. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of PWFA or Granum, or by the Granum Managers for the Granum Accounts, that are the same, different or made at a different time than positions taken for the Partnership.


OTHER MATTERS

          Except in accordance with applicable law, the Manager and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Partnership. However, the Partnership may effect certain principal transactions in securities with one or more Granum Accounts, except for accounts in which Granum or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from Granum's or any affiliate's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Manager has determined it would be appropriate for the Partnership to purchase and a Granum Account to sell, or the Partnership to sell and a Granum Account to purchase, the same security or instrument on the same day.

          Future investment activities of PWFA or Granum, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

                                    BROKERAGE

          The Manager is responsible for the execution of the Partnership's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In executing transactions on behalf of the Partnership, the Manager seeks to obtain the best price and execution for the Partnership, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Partnership with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Manager generally seeks reasonably competitive commission rates, the Partnership will not necessarily pay the lowest commission available on each transaction. The Partnership has no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities. The Partnership may execute portfolio brokerage transactions through PaineWebber Incorporated or its affiliates, subject to compliance with the 1940 Act.

          Following the principle of seeking best price and execution, the Manager may place brokerage business on behalf of the Partnership with brokers that provide the Manager and its affiliates, including the Granum Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Manager and its affiliates in providing services to clients other than the Partnership. In addition, not all of the supplemental information is used by the Manager in connection with the Partnership. Conversely, the information provided to the Manager by brokers and dealers through which other clients of the Manager and its affiliates effect securities transactions may be useful to the Manager in providing services to the Partnership.


          Although the Partnership cannot accurately predict its portfolio turnover, the Partnership expects that its annual portfolio turnover rate generally will not be high because the Partnership invests for long-term growth rather than short-term profits. Nevertheless, securities transactions for the Partnership will be based only upon investment considerations and will not be limited by other considerations when the Manager deems it appropriate to make changes in the Partnership's portfolio securities.


                                FEES AND EXPENSES


          PWFA provides certain management and administrative services to the Partnership, including, among other things, providing office space and other support services to the Partnership. In consideration for such services, the Partnership will pay PWFA a monthly fee of .125% (1.50% on an annualized basis) of the Partnership's net assets, excluding assets attributable to the Manager's capital account (the "Fee"). Net assets means the total value of all assets of the Partnership, less an amount equal to all accrued debts, liabilities and obligations of the Partnership, calculated before giving effect to any repurchases of interests. The Fee will be computed based on the net assets of the Partnership as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such month. The Fee will be charged in each fiscal period to the capital accounts of all Limited Partners in proportion to their capital accounts at the beginning of such fiscal period. A portion of the Fee will be paid by PWFA to an affiliate of Granum.

          The Administrator performs certain administration, accounting and investor services for the Partnership and other investment funds sponsored by PW Group or its affiliates. In consideration for these services, the Partnership and such other funds will pay the Administrator an annual fee, payable monthly and which is calculated based upon their combined net assets, of a maximum of
 .13% and a minimum of .10% of average aggregate net assets, subject to an aggregate minimum monthly fee, and will reimburse the Administrator for out-of-pocket expenses. This combined fee will be allocated among the Partnership and the other investment funds for which these services are provided in a fair and equitable manner, taking into account factors, such as the amount of capital under management in each fund, the nature of each fund's investment activities and the number of investors in each fund.


          In addition, the capital accounts of Limited Partners may be subject to an Incentive Allocation depending upon the investment performance of the Partnership. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

          The Partnership will bear all expenses incurred in the business of the Partnership other than those specifically required to be borne by PWFA. Expenses to be borne by the Partnership include, but are not limited to, the following:


          - all costs and expenses related to portfolio transactions and positions for the Partnership's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;


          - all costs and expenses associated with the organization and registration of the Partnership, certain offering costs and the costs of compliance with any applicable Federal or state laws;

          - the costs and expenses of holding any meetings of any Partners that are regularly scheduled, permitted or required to be held under the terms of the Partnership Agreement, the 1940 Act or other applicable law;

          - fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Partnership;


          - the fees of custodians and other persons providing administrative services to the Partnership;


          - the costs of a fidelity bond and any liability insurance obtained on behalf of the Partnership, the General Partner or the Directors;

          - all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Limited Partners;

          - all expenses of computing the Partnership's net asset value, including any equipment or services obtained for the purpose of valuing the Partnership's investment portfolio;

          - all charges for equipment or services used for communications between the Partnership and any custodian, or other agent engaged by the Partnership; and


          - such other types of expenses as may be approved from time to time by the Directors other than those required to be borne by the Manager.


The Manager will be reimbursed by the Partnership for any of the above expenses that it pays on behalf of the Partnership.


          The Partnership's organizational and offering expenses are estimated at $350,000. The Partnership also will bear certain on-going offering costs associated with any periodic offers of Partnership interests. Offering costs cannot be deducted by the Partnership or the Partners.


                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

          The Partnership will maintain a separate capital account for each Partner, which will have an opening balance equal to such Partner's initial contribution to the capital of the Partnership. Each Partner's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Partner to the capital of the Partnership, plus any amounts credited to such Partner's capital account as described below. Similarly, each Partner's capital account will be reduced by the sum of the amount of any repurchase by the Partnership of the interest, or portion thereof, of such Partner, plus the amount of any distributions to such Partner which are not reinvested, plus any amounts debited against such Partner's capital account as described below. To the extent that any debits would reduce the balance of the capital account of any Limited Partner below zero, that portion of any such debits will instead be allocated to the capital account of the Manager; any subsequent credits that would otherwise be allocable to the capital account of any such Limited Partner will instead be allocated to the capital account of the Manager in such amounts as are necessary to offset all previous debits attributable to such Limited Partner.


          Capital accounts of Partners are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (1) the last day of the fiscal year of the Partnership, (2) the day preceding the date as of which a contribution to the capital of the Partnership is made, (3) the day as of which the Partnership repurchases any interest or portion of an interest of any Partner, or (4) the day as of which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective partnership percentages. A partnership percentage will be determined for each Partner as of the start of each fiscal period by dividing the balance of such Partner's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Partners as of such date.


ALLOCATION OF NET PROFITS AND NET LOSSES


          Net profits or net losses of the Partnership for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last day of each fiscal period in accordance with Partners' respective partnership percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Partnership of interests or portions thereof, and adjusted to reflect the amount of any "key man" insurance premiums or proceeds to be allocated among the capital accounts of the Partners and any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners' respective partnership percentages.


          Allocations for Federal income tax purposes generally will be made among the Partners so as to reflect equitably amounts credited or debited to each Partner's capital account for the current and prior fiscal years.

INCENTIVE ALLOCATION

          So long as the Manager provides Advice and Management to the Partnership, the Manager will be entitled to a performance-based allocation (the "Incentive Allocation"), charged to the capital account of each Limited Partner as of the last day of each "allocation period," of 20% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Limited Partner's "loss recovery account." The Incentive Allocation will be credited to the capital account of the Manager.


          For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of the Limited Partner's capital account at the end of an "allocation period," after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of interests by the Partnership or debits to such capital account to reflect any item (other than management fees) not chargeable ratably to all Partners, over the balance of the Limited Partner's capital account at the start of such "allocation period." Consequently, any Incentive Allocation to be credited to the Manager will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Limited Partner.


          An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Limited Partner. A "loss recovery account" is a memorandum account maintained by the Partnership for each Limited Partner, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for such Limited Partner during such "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for such Limited Partner during such "allocation period." Any positive balance in a Limited Partner's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Limited Partner's interest in the Partnership in proportion to the reduction of the Limited Partner's capital account attributable to the repurchase or transfer.


          An "allocation period" as to each Limited Partner is a period commencing on the admission of such Limited Partner to the Partnership and ending at the close of business on the last day of the twelfth complete calendar month after such admission, and thereafter is each period commencing as of the day following the last day of the preceding allocation period with respect to the Limited Partner and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Partnership, (2) the day as of which the Partnership repurchases the entire interest of such Limited Partner, (3) the day as of which the Partnership admits as a substitute Limited Partner a person to whom the entire interest (or portion thereof)of such Limited Partner has been transferred or (4) the day as of which the authority of the Manager to provide Advice and Management is terminated or the Manager ceases to be a general partner of the Partnership. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial 12-month period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Limited Partner's account since such Partner's admission to the Partnership exceeds the highest previous level of performance achieved through the close of any prior allocation period. If any subsequent allocation period is less than 12 calendar months, the Incentive Allocation for such period will be computed over the period commencing at the start of the last allocation period which commenced more than 12 calendar months previously and ending at the end of the current allocation period, with appropriate adjustment for any Incentive Allocation made with respect to the prior allocation periods.


          Within 30 days of each allocation period with respect to each Limited Partner, and subject to certain limitations, the Manager may withdraw up to 98% of the Incentive Allocation, computed on the basis of unaudited data, that was credited to the Manager's capital account and debited from the Limited Partner's capital account with respect to such allocation period. The Partnership will pay the balance, subject to audit adjustments, within 30 days after the completion of the audit of the Partnership's books.

                ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING
                          TAXES AND OTHER EXPENDITURES

          Withholding taxes or other tax obligations incurred by the Partnership which are attributable to any Partner will be debited against the capital account of such Partner as of the close of the fiscal period during which the Partnership paid such obligation, and any amounts then or thereafter distributable to such Partner will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then the Partner and any successor to the Partner's interest is required to pay to the Partnership as a contribution to the capital of the Partnership, upon demand of the Partnership, the amount of such excess.

RESERVES

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date any such contingent liabilities become known to the Partnership. Reserves will be in such amounts, subject to increase or reduction, which the Partnership may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Partnership, were Partners at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

          Net asset value of the Partnership will be determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.


          Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.


          Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Partnership is determined. When such events materially affect the values of securities held by the Partnership or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Partnership's net assets if the Directors' judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS


          Both initial and additional subscriptions for interests in the Partnership may be accepted from eligible investors (as described below) at such times as the Manager may determine on the terms set forth below. The Partnership may, in its discretion, suspend the offering of interests at any time or permit subscriptions on a more frequent basis. The Partnership reserves the right to reject any subscription for interests in the Partnership. Generally, the minimum required initial contribution to the capital of the Partnership from each investor is $250,000. For employees of the Manager and its affiliates, and members of their immediate families, the minimum required initial contribution to the capital of the Partnership is $50,000. The Partnership may vary the investment minimums from time to time. The initial closing date for subscriptions of interests in the Partnership is September 25, 1998. The Manager, in its sole discretion, may postpone the closing date for up to 60 days. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code. In addition, because the Partnership may generate UBTI, charitable remainder trusts may not want to purchase interests in the Partnership because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. See "TAX ASPECTS--Unrelated Business Taxable Income."


          Except as otherwise permitted by the Partnership, initial and any additional contributions to the capital of the Partnership by any Partner will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the subscription documents of the Partnership. Initial and any additional contributions to the capital of the Partnership will be payable in one installment and will be due prior to the proposed acceptance of the contribution, although the Partnership may accept, in its discretion, a subscription prior to its receipt of cleared funds.

          Each new Limited Partner will be obligated to agree to be bound by all of the terms of the Partnership Agreement. Each potential investor also will be obligated to represent and warrant in a subscription agreement, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

          If and when the Partnership determines to accept securities as a contribution to the capital of the Partnership, the Partnership will charge each Partner making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Partnership for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Partner in full at the time the contribution to the capital of the Partnership to which such charge relates is due.

ELIGIBLE INVESTORS


          Each prospective investor will be required to certify that the interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that such investor, as well as each of the investor's equity owners under certain circumstances, (i) immediately after the time of subscription, has at least $750,000 under the management of PW Group and its affiliates or subsidiaries, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Existing Limited Partners who subscribe for additional interests in the Partnership and transferees of interests in the Partnership will be required to represent that the Limited Partner meets the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.


MANAGER'S INVESTMENT IN THE PARTNERSHIP

          The Manager, in its capacity as General Partner, is required by the Partnership Agreement to contribute amounts to the Partnership sufficient to maintain its capital account balance at a level, if any, necessary to ensure that the Partnership will be treated as a partnership for Federal income tax purposes.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

          No Partner or other person holding an interest or a portion of an interest will have the right to require the Partnership to redeem the interest or portion thereof. No public market exists for interests in the Partnership, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Partnership, as described below.

REPURCHASES OF INTERESTS


          The Directors, from time to time and in their complete and exclusive discretion, may determine to direct the Manager to cause the Partnership to repurchase interests or portions thereof from Partners, including the Manager, pursuant to written tenders by Partners on such terms and conditions as the Directors may determine. In determining whether the Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Directors will consider the recommendation of the Manager. The Manager expects that generally, beginning in 2000, it will recommend to the Directors that the Partnership offer to repurchase interests from Partners twice in each year, in June and December, and also intends to recommend the making of offers to repurchase interests effective as of September 1999 and December 1999. The Directors also will consider the following factors, among others, in making such determination:


          - whether any Partners have requested to tender interests or portions thereof to the Partnership;

          -    the liquidity of the Partnership's assets;

          - the investment plans and working capital requirements of the Partnership;

          - the relative economies of scale with respect to the size of the Partnership;

          - the history of the Partnership in repurchasing interests or portions thereof;

          -    the condition of the securities markets; and

          - the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

          The Directors will determine that the Partnership repurchase interests or portions thereof from Partners pursuant to written tenders only on terms they determine to be fair to the Partnership and to all Partners or persons holding interests acquired from Partners, as applicable. When the Directors determine that the Partnership will repurchase interests in the Partnership or portions thereof, notice will be provided to each Partner describing the terms thereof, and containing information Partners should consider in deciding whether and how to participate in such repurchase opportunity. Partners who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interest in the Partnership from the Manager during such period.

          The Partnership Agreement provides that the Partnership shall be dissolved if the interest of any Limited Partner that has submitted a written request to tender its entire interest for repurchase by the Partnership has not been repurchased within a period of two years of such request.

          Repurchases of interests or portions thereof from Partners by the Partnership may be made, in the discretion of the Manager, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Partnership of all eligible written tenders of interests or portions thereof from Partners. The amount due to any Partner whose interest or portion thereof is repurchased will be equal to the value of the Partner's capital account or portion thereof based on the net asset value of the Partnership's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner's capital account as of such date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or marketable securities traded on an established securities exchange, valued at net asset value in accordance with the Partnership Agreement and distributed to tendering Partners on a PARI PASSU basis, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that bears no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date, determined based on the audited financial statements of the Partnership, over (b) the cash payment. The note would be delivered to the tendering Partner promptly after the expiration date and would be payable in cash promptly after completion of the audit of the financial statements of the Partnership. The audit of the Partnership's financial statements is expected to be completed within 60 days after the end of each year. The Partnership does not impose any charges on a repurchase of interests or portion of interests in the Partnership.

          The Partnership intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. Payment for repurchased interests may require the Partnership to liquidate portfolio holdings earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Partnership's portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover.


          A Limited Partner who tenders for repurchase any amount of the interest of such Partner in the Partnership prior to having been a Limited Partner for 12 consecutive months or who tenders for repurchase a portion of the interest of such Partner will be required to maintain a capital account balance equal to the greater of (1) $250,000, or $50,000 in the case of employees of the Manager and its affiliates, and members of their immediate families, and (2) the amount of Incentive Allocation that would be debited from such Partner's capital account if the date of repurchase were a date on which an Incentive Allocation would otherwise be made.


          The Partnership may repurchase an interest in the Partnership or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner if:

          - such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Partner;

          - ownership of such an interest by a Partner or other person will cause the Partnership to be in violation of, or require registration of any interest or portion thereof under, or subject the Partnership to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

          - continued ownership of such an interest may be harmful or injurious to the business or reputation of the Partnership or the Manager, or may subject the Partnership or any Partners to an undue risk of adverse tax or other fiscal consequences;

          - any of the representations and warranties made by a Partner in connection with the acquisition of an interest in the Partnership or portion thereof was not true when made or has ceased to be true; or

          - it would be in the best interests of the Partnership for the Partnership to repurchase such an interest or portion thereof.

          The Manager is entitled to tender for repurchase all or a portion of its interest in the Partnership only if the Manager maintains the requisite minimum capital account balance described previously, or if, in the opinion of legal counsel to the Partnership, such repurchase would not jeopardize the classification of the Partnership as a partnership for U.S. Federal income tax purposes. The Manager also is entitled to tender its interest to the Partnership in certain circumstances described in the Partnership Agreement and where the status of the Manager is terminated or the authority of the Manager to provide Advice and Management is terminated.

TRANSFERS OF INTERESTS


          No person may become a substituted Limited Partner without the written consent of the Manager, which consent may be withheld for any reason in the Manager's sole and absolute discretion. Limited Partner interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. Notice to the Manager of any proposed transfer must include evidence satisfactory to the Manager that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Partnership with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of subscription, has at least $750,000 under the management of PW Group and its affiliates or subsidiaries, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a Qualified Purchaser, and must be accompanied by a properly completed subscription agreement. In addition to the foregoing, no Limited Partner will be permitted to transfer an interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any Partner transferring less than its entire interest, is at least $250,000.

          Any transferee meeting the eligibility requirements that acquires an interest or portion thereof in the Partnership by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Limited Partner or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the Partnership Agreement, but will not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner as provided in the Partnership Agreement. If a Limited Partner transfers an interest or portion thereof with the approval of the Manager, under the policies established by the Directors, the Manager will promptly take all necessary actions to admit such transferee or successor to the Partnership as a Limited Partner. Each Limited Partner and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Partnership in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Partnership reserves the right to redeem its partnership interest.


          By subscribing for an interest in the Partnership, each Limited Partner has agreed to indemnify and hold harmless the Partnership, the Directors, the Manager, each other Limited Partner and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of these provisions or any misrepresentation made by such Limited Partner in connection with any such transfer.

          The Manager may not transfer its interest as a General Partner, except to a person who has agreed to be bound by all of the terms of the Partnership Agreement and pursuant to applicable law.

                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Partnership and its Partners which should be considered by a prospective Limited Partner. The Partnership has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Partnership, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Partnership as a partnership for Federal income tax purposes.


          This summary of certain aspects of the Federal income tax treatment of the Partnership is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Partnership. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire interests in the Partnership other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.


          EACH PROSPECTIVE LIMITED PARTNER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Partnership is consistent with their overall investment plans. Each prospective tax-exempt Limited Partner is urged to consult its own counsel regarding the acquisition of Partnership interests.

TAX TREATMENT OF PARTNERSHIP OPERATIONS

          CLASSIFICATION OF THE PARTNERSHIP. The Partnership has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Partnership, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Partnership will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Partnership will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Partnership will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Partnership has more than 100 Partners.


          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Partnership has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Partnership as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Partnership will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Partnership will not be treated as a publicly traded partnership taxable as a corporation.


          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Partnership would be subject to corporate income tax when recognized by the Partnership; distributions of such income, other than in certain redemptions of Partnership interests, would be treated as dividend income when received by the Partners to the extent of the Partnership's current or accumulated earnings and profits; and Partners would not be entitled to report profits or losses realized by the Partnership.

          As a partnership, the Partnership is not itself subject to Federal income tax. The Partnership files an annual partnership information return with the Service which reports the results of operations. Each Partner is required to report separately on its income tax return its distributive share of the Partnership's net long-term and short-term capital gain or loss and all other items of ordinary income or loss. Each Partner is taxed on its distributive share of the Partnership's taxable income and gain regardless of whether it has received or will receive a distribution from the Partnership.

          ALLOCATION OF PROFITS AND LOSSES. Under the Partnership Agreement, the Partnership's net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Partnership for Federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Partnership for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Partnership's net capital appreciation or net capital depreciation allocated to each Partner's capital account for the current and prior fiscal years.

          Under the Partnership Agreement, the Manager has the discretion to allocate specially an amount of the Partnership's net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing Limited Partner to the extent that the Partner's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Manager makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Partnership's gains allocable to the remaining Partners would be increased.

          A Limited Partner admitted to the Partnership other than as of January 1 of a fiscal year will be allocated its distributive share of Partnership tax items at the end of its year of admission based on its pro rata share of the Partnership's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Manager in respect of the initial Incentive Allocation. The Manager, in its discretion, may attempt to minimize any negative tax consequences which may result to a Partner from the foregoing, including by utilizing special allocations of Partnership tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to a Partner from the initial Incentive Allocation.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the Manager, in its sole discretion, may cause the Partnership to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Manager does not presently intend to make such election.

          The Manager decides how to report the partnership items on the Partnership's tax returns, and all Partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Partnership are audited by the Service, the tax treatment of the Partnership's income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Partners. The Manager, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners' tax liabilities with respect to Partnership items.

TAX CONSEQUENCES TO A WITHDRAWING LIMITED PARTNER


          A Limited Partner receiving a cash liquidating distribution from the Partnership, in connection with a complete withdrawal from the Partnership generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Limited Partner and such Limited Partner's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Limited Partner's holding period for its interest in the Partnership. However, a withdrawing Limited Partner will recognize ordinary income to the extent such Limited Partner's allocable share of the Partnership's "unrealized receivables" exceeds the Limited Partner's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Partnership will be treated as an unrealized receivable with respect to the withdrawing Limited Partner. A Limited Partner receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Limited Partner's adjusted tax basis in its partnership interest.


          As discussed above, the Partnership Agreement provides that the Manager may specially allocate items of Partnership capital gain, including short-term capital gain, to a withdrawing Limited Partner to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Partnership interest. Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner's last taxable year in the Partnership, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          Distributions of property other than cash, whether in complete or partial liquidation of a Limited Partner's interest in the Partnership, generally will not result in the recognition of taxable income or loss to the Limited Partner, except to the extent such distribution is treated as made in exchange for such Limited Partner's share of the Partnership's unrealized receivables.1


----------------------------

1 It should be noted, however, that gain generally must be recognized where the distribution consists of marketable securities unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" as defined in Section 731(c) of the Code. While there can be no assurance, the Manager anticipates that the Partnership will qualify as an "investment partnership." Thus, if a Limited Partner is an "eligible partner," which term should include a Limited Partner whose sole contributions to the Partnership consisted of cash, the nonrecognition rule described above should apply.

TAX TREATMENT OF PARTNERSHIP INVESTMENTS

          IN GENERAL. The Partnership expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.


          Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Partnership expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below.


          These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Partnership maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the Partnership's holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Partnership.


          The maximum ordinary income tax rate for individuals is 39.6%, and the maximum individual income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.


          The Partnership may realize ordinary income from accruals of interest and dividends on securities. The Partnership may hold debt obligations with "original issue discount." In such case, the Partnership would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Partnership may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Partnership generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Partnership. The Partnership may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Partnership also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.2

------------------
2 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

          CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Partnership frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Partnership's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Partnership on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Partnership accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Partnership actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          The Partnership may acquire foreign currency forward contracts. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Currency Transactions." Generally, any gain or loss realized by the Partnership with respect to any forward currency contracts will be ordinary, unless (i) the contract is a capital asset in the hands of the Partnership and is not a part of a straddle transaction and (ii) the Partnership makes an election, by the close of the day the transaction is entered into, to treat the gain or loss attributable to such contract as capital gain or loss.

          SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain foreign currency forward contracts and certain options contracts, held by the Partnership at the end of each taxable year of the Partnership are treated for Federal income tax purposes as if they were sold by the Partnership for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Partnership in computing its taxable income for such year. If a Section 1256 Contract held by the Partnership at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Under recent legislation, the long-term portion of capital gains and losses arising from such Section 1256 Contracts will be taken into account by an individual at the 20% capital gains tax rate. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."


          MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

          Pursuant to Temporary Regulations, the Partnership may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Partnership will be accepted by the Service.

          SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Partnership's hands. Except with respect to certain situations where the property used by the Partnership to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Partnership. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Partnership for more than one year.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Partnership either holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale respecting the same or substantially identical property or holds an appreciated financial position that is a short sale and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the Partnership generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date the Partnership enters into the short sale or acquires the property, respectively. The holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          EFFECT OF STRADDLE RULES ON PARTNERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by a Partner and its indirect interest in similar securities held by the Partnership as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Partner's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers,
Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness incurred or continued to purchase or carry property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Partnership's activities will be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation would apply to a noncorporate Limited Partner's share of the interest and short sale expenses attributable to the Partnership's operation. In such case, a noncorporate Limited Partner would be denied a deduction for all or part of that portion of its distributive share of the Partnership's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Partnership. A Limited Partner that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Limited Partner on money borrowed to finance its investment in the Partnership. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          DEDUCTIBILITY OF PARTNERSHIP INVESTMENT EXPENDITURES BY NONCORPORATE PARTNERS. Investment expenses (e.g., investment advisory fees) of an individual, trust and estate are deductible only to the extent they exceed 2% of adjusted gross income.3 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 1998, $124,500 or $62,250 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

-------------------------
3 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt under Section 67(e) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Limited Partners that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility will apply to a noncorporate Limited Partner's share of the expenses of the Partnership, including the Fee. Although the Partnership intends to treat the Incentive Allocation, including the initial Incentive Allocation, to the Manager as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such allocations as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Partnership's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Limited Partner's share of income and gain from the Partnership. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

          "PHANTOM INCOME" FROM PARTNERSHIP INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Partnership in certain foreign corporations may cause a Limited Partner to (i) recognize taxable income prior to the Partnership's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term capital gain.

FOREIGN TAXES

          It is possible that certain dividends and interest received by the Partnership from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Partnership may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict the rate of foreign tax the Partnership will pay in advance since the amount of the Partnership's assets to be invested in various countries is not known.


          The Partnership will inform Partners of their proportionate share of the foreign taxes paid or incurred by the Partnership that Partners will be required to include in their income. The Partners generally will be entitled to claim either a credit, subject to the limitations discussed below, and provided that, in the case of dividends, the foreign stock is held for the requisite holding period, or, if they itemize their deductions, a deduction, subject to the limitations generally applicable to deductions, for their share of such foreign taxes in computing their Federal income taxes. A Partner that is tax exempt will not ordinarily benefit from such credit or deduction.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Partner's Federal tax, before the credit, attributable to its total foreign source taxable income. A Partner's share of the Partnership's dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of income realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a partnership, the determining factor is the residence of the partner. Thus, absent a tax treaty to the contrary, the gains from the sale of securities allocable to a Partner that is a U.S. resident will be treated as derived from U.S. sources, even though the securities are sold in foreign countries. However, proposed regulations would generally provide that certain securities losses realized by U.S. residents would be recharacterized as foreign source to the extent of certain dividends and other deemed inclusions of income taken into account by that U.S. resident in respect of the shares during the two-year period ending on the date of the sale. Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.


          The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals.


          Furthermore, for foreign tax credit limitation purposes, the amount of a Partner's foreign source income is reduced by various deductions that are allocated and/or apportioned to such foreign source income. One such deduction is interest expense, a portion of which generally will reduce the foreign source income of any Partner who owns (directly or indirectly) foreign assets. For these purposes, foreign assets owned by the Partnership will be treated as owned by the investors in the Partnership and indebtedness incurred by the Partnership will be treated as incurred by investors in the Partnership. Because of these limitations, Partners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Partnership. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Partner, Partners are advised to consult their own tax advisers.


UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.4

-------------------------
4 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

          This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Partnership's income, or loss, from these investments may constitute UBTI.

          The Partnership may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Partnership will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.5 To the extent the Partnership recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

          To the extent the Partnership recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Partnership, an allocable portion of deductions directly connected with the Partnership's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.


-------------------------
5 Income realized from option writing transactions generally would not constitute UBTI.

          Since the calculation of the Partnership's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Partnership from time to time,6 it is impossible to predict what percentage of the Partnership's income and gains will be treated as UBTI for a Limited Partner which is an exempt organization. An exempt organization's share of the income or gains of the Partnership which is treated as UBTI may not be offset by losses of the exempt organization either from the Partnership or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

          To the extent that the Partnership generates UBTI, the applicable Federal tax rate for such a Limited Partner generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Partnership will be required to report to a Partner which is an exempt organization information as to the portion, if any, of its income and gains from the Partnership for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Partnership is highly complex, and there is no assurance that the Partnership's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Partnership's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Partnership generally should not


-------------------------
6 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Partnership. An exempt organization is required to make estimated tax payments with respect to its UBTI.

affect the tax-exempt status of such an exempt organization.7 However, a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Partnership. See "ERISA CONSIDERATIONS."

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets, assets not used or held for use in carrying out the foundation's exempt purposes, over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Partnership would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Partnership is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Limited Partner which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Partnership. Of course, this factor would create less of a problem to the extent that the value of the investment in the Partnership is not significant in relation to the value of other assets held by a foundation.


----------------------
7 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.

          In some instances, an investment in the Partnership by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Partnership, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Partnership in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Partnership is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Manager believes that the Partnership will meet this 95% gross income test.


          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA CONSIDERATIONS."

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Partnership. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

          A partnership in which the Partnership acquires an interest may conduct business in a jurisdiction which will subject to tax a Limited Partner's share of the Partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Limited Partner is a resident.

          The Partnership should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if a partnership in which the Partnership invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Partner should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Partnership. A nonresident individual Partner will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Partnership.

          Individual Limited Partners who are residents in New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to a Limited Partner's share of some or all of the Partnership's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.8 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.


          Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Partnership's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Partnership may not qualify as a portfolio investment partnership.


          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate, plus the corporate surtax. There is no New York City tax on the UBTI of an otherwise exempt entity.

---------------------
8 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

                              ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Partnership.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Partnership, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Partnership may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Partnership will register as an investment company under the 1940 Act, the underlying assets of the Partnership should not be considered to be "plan assets" of the ERISA Plans investing in the Partnership for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Manager will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Partnership.

          The Manager will require a Benefit Plan which proposes to invest in the Partnership to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Partnership's investment objective, policies and strategies, that the decision to invest plan assets in the Partnership was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan investors may currently maintain relationships with the Manager or other entities which are affiliated with the Manager. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Partnership is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Partnership was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Partnership.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                          LIMITED PARTNERSHIP AGREEMENT


          The following is a summary description of additional items and of select provisions of the Partnership Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Partnership Agreement contained in Appendix A.


LIABILITY OF LIMITED PARTNERS

          Pursuant to applicable Delaware law, Limited Partners generally are not personally liable for obligations of the Partnership unless, in addition to the exercise of their rights and powers as Limited Partners, they participate in the control of the business of the Partnership. Any such Limited Partner would be liable only to persons who transact business with the Partnership reasonably believing, based on such Limited Partner's conduct, that the Limited Partner is a General Partner. Under the terms of the Partnership Agreement, the Limited Partners do not have the right to take part in the control of the Partnership, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Partnership's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Partnership is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Limited Partners.


          Under Delaware law and the Partnership Agreement, each Limited Partner may be liable up to the amount of any contributions to the capital of the Partnership (plus any accretions in value thereto prior to withdrawal) and a Limited Partner may be obligated to make certain other payments provided for in the Partnership Agreement and to return to the Partnership amounts wrongfully distributed to him.


DUTY OF CARE OF THE GENERAL PARTNER

          The Partnership Agreement provides that the General Partner shall not be liable to the Partnership or any of the Limited Partners for any loss or damage occasioned by any act or omission in the performance of the General Partner's services as General Partner in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the General Partner's office. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the General Partner by the Partnership, but not by the Limited Partners individually, against any liability and expense to which the General Partner may be liable as General Partner which arise in connection with the performance of its activities on behalf of the Partnership. The General Partner will not be personally liable to any Limited Partner for the repayment of any positive balance in such Limited Partner's capital account or for contributions by such Limited Partner to the capital of the Partnership or by reason of any change in the Federal or state income tax laws applicable to the Partnership or its investors. The rights of indemnification and exculpation provided under the Partnership Agreement do not provide for indemnification of the General Partner for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE PARTNERSHIP AGREEMENT


          The Partnership Agreement may be amended with the approval of (i) the Directors, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Manager or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Partnership. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Partners adversely affected thereby or unless each Limited Partner has received notice of such amendment and any Limited Partner objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Partnership. However, the Manager may at any time without the consent of the other Partners of the Partnership amend the Partnership Agreement to (i) reflect any change in the Partners or their respective capital contributions, (ii) restate the Partnership Agreement, (iii) effect compliance with any applicable law or regulation, or (iv) make such changes as may be necessary to assure the Partnership's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code, subject to the requirement that any amendment of the Partnership Agreement made pursuant to items (iii) or (iv) above must be approved by the Directors.


POWER OF ATTORNEY


          By subscribing for an interest in the Partnership, each Partner will appoint the Manager and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Partnership as a limited partnership under Delaware law or signing all instruments effecting authorized changes in the Partnership or the Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Partnership.

          The power-of-attorney granted in the Partnership Agreement is a special power-of-attorney coupled with an interest in favor of the Manager and each of the Directors and as such is irrevocable and continues in effect until all of such Partner's interest in the Partnership has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Manager for admission to the Partnership as substitute Partners.


TERM, DISSOLUTION AND LIQUIDATION

The Partnership will be dissolved:

          - upon the affirmative vote to dissolve the Partnership by both (1) the Directors and (2) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;


          - upon either of (1) an election by the Manager to dissolve the Partnership or (2) the termination of the Manager's status as a general partner of the Partnership (other than as a result of a transfer as provided in the Partnership Agreement), unless (A) as to clause (2) above, there is at least one other general partner of the Partnership who is authorized to and does carry on the business of the Partnership, and (B) as to either event both the Directors and Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners shall elect within 60 days after such event to continue the business of the Partnership and a person to be admitted to the Partnership, effective as of the date of such event, as an additional General Partner has agreed to make such contributions to the capital of the Partnership as are required to be made in the Partnership Agreement;


          - upon the expiration of any two-year period which commences on the date on which any Limited Partner has submitted to the Partnership a written request, in accordance with the Partnership Agreement, to tender its entire interest for repurchase by the Partnership if such Limited Partner's interest has not been repurchased during such period;

          - upon the failure of Partners to elect successor Directors at a meeting called by the Manager when no Director remains; or

          -    as required by operation of law.

          Upon the occurrence of any event of dissolution, the General Partner, or a liquidator, if the General Partner is unable to perform this function, is charged with winding up the affairs of the Partnership and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."


          Upon the dissolution of the Partnership, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Partnership, other than debts to Partners, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Partners, and (3) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the General Partner or liquidator determines that such a distribution would be in the interests of the Partners in facilitating an orderly liquidation.


REPORTS TO PARTNERS

          The Partnership will furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for such Partners to complete Federal and state income tax or information returns, along with any other tax information required by law. The Partnership will send to Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Partnership's operations during such period will also be sent to Partners.

FISCAL YEAR

          The Partnership's fiscal year ends on December 31st.

ACCOUNTANTS AND LEGAL COUNSEL

          Ernst & Young LLP serves as the independent public accountants of the Partnership. Its principal business address is located at 787 Seventh Avenue, New York, New York 10019.

          Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Partnership.

          Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Manager.

CUSTODIAN


          PNC Bank, N.A. (the "Custodian") serves as the primary custodian of the Partnership's assets, and may maintain custody of the Partnership's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Partnership are not held by the Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.


INQUIRIES

          Inquiries concerning the Partnership and interests in the Partnership, including information concerning subscription and withdrawal procedures, should be directed to:


                  Congress Street Management, L.L.C.
                  c/o PaineWebber Incorporated
                  Alternative Investment Group
                  1285 Avenue of the Americas
                  New York, New York  10019
                  Telephone: (800) 486-2608
                  Telecopier: (212) 713-1498

                  For additional information contact:
                  Robert Discolo, Vice President



                                    * * * * *

          All potential investors in the Partnership are encouraged to consult appropriate legal and tax counsel.

                                              APPENDIX A

                        CONGRESS STREET ASSOCIATES, L.P.
               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

          THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT of Congress Street Associates, L.P. (the "Partnership") is dated as of July 16, 1998 by and among Congress Street Management, L.L.C., a Delaware limited liability company, as the General Partner and Mark F. Vassallo as the Organizational Limited Partner and each person hereinafter admitted to the Partnership and reflected on the books of the Partnership as a General Partner or as a Limited Partner.

                              W I T N E S S E T H :

          WHEREAS, the Partnership has heretofore been formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, 6 Del.
C. ss.ss. 17-101 ET SEQ., pursuant to an initial Certificate of Limited Partnership (the "Certificate") dated as of June 5, 1998 and filed with the Secretary of State of the State of Delaware on June 5, 1998 and pursuant to an agreement of limited partnership of the Partnership, dated as of June 5, 1998 (the "Original Partnership Agreement"), between the General Partner and the Organizational Limited Partner;

          WHEREAS, the parties hereto hereby agree to continue the Partnership as a limited partnership under and pursuant to the provision of the Delaware Act and agree that the rights, duties and liabilities of the Partners shall be as provided in the Delaware Act, except as otherwise provided herein; and

          WHEREAS, the Original Partnership Agreement hereby is being amended and restated by the Partners to set forth in its entirety the terms and conditions of the agreement of the Partners with respect to the operation of the Partnership;

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                    -----------------------------------------
                                    ARTICLE I
                                   DEFINITIONS
                    -----------------------------------------

For purposes of this Agreement:

          ADVICE AND MANAGEMENT means those services provided to the Partnership by the Manager pursuant to Section 3.4(b) hereof.

          ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          AFFILIATE means affiliated person as such term is defined in the 1940 Act.

          AGREEMENT means this Amended and Restated Limited Partnership Agreement, as amended and/or restated from time to time.

          ALLOCATION CHANGE means, with respect to each Limited Partner for each Allocation Period, the difference between:

               (1) the sum of (a) the balance of such Limited Partner's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Limited Partner's Capital Account as of such date other than any Incentive Allocation to be debited against such Limited Partner's Capital Account), plus (b) any debits to such Limited Partner's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Limited Partner's Interest, plus (c) any debits to such Limited Partner's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Limited Partner, plus
                    (d) any debits to such Limited Partner's Capital Account during the Allocation Period to reflect any items allocable to such Limited Partner's Capital Account pursuant to
                    Section 5.6 hereof other than Management Fees; and

               (2) the sum of (a) the balance of such Limited Partner's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Limited Partner's Capital Account during the Allocation Period to reflect any contributions by such Limited Partner to the capital of the Partnership, plus (c) any credits to such Limited Partner's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Limited Partner.

               If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a POSITIVE ALLOCATION CHANGE, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a NEGATIVE ALLOCATION CHANGE.

               If an Allocation Period is less than 12 complete calendar months (an "Incomplete Allocation Period"), then solely for purposes of determining the Incentive Allocation, the Positive Allocation Change shall be measured from the beginning of the last preceding Allocation Period that commenced at least 12 complete calendar months prior to the end of the Incomplete Allocation Period (disregarding all Incentive Allocations made from the Limited Partner since such last preceding Allocation Period) through the end of the Incomplete Allocation Period, less the Positive Allocation Change for such prior Allocation Period.

          ALLOCATION PERIOD means, with respect to each Limited Partner, the period commencing as of the date of admission of such Limited Partner to the Partnership and ending at the close of business on the last day of the twelfth complete calendar month since the admission of such Limited Partner to the Partnership, and thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Limited Partner, and ending at the close of business on the first to occur of the following:

               (1)  the last day of a Fiscal Year;

               (2) the day as of which the Partnership repurchases the entire Interest of such Limited Partner;

               (3) the day as of which the Partnership admits as a substituted Limited Partner a person to whom the Interest (or portion thereof) of such Limited Partner has been Transferred (unless there is no change of beneficial ownership); and

               (4) the day as of which the authority of the Manager to provide Advice and Management is terminated pursuant to Section 3.4(a) hereof or the Manager ceases to be a general partner of the Partnership.

          CAPITAL ACCOUNT means, with respect to each Partner, the capital account established and maintained on behalf of each Partner pursuant to Section
5.3 hereof.

          CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Partnership by a Partner.

          CERTIFICATE means the Certificate of Limited Partnership of the Partnership and any amendments thereto and/or restatements thereof as filed with the office of the Secretary of State of the State of Delaware.

          CLOSING DATE means the first date on or as of which a Limited Partner other than the Organizational Limited Partner is admitted to the Partnership.

          CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

          DELAWARE ACT means the Delaware Revised Uniform Limited Partnership Act as in effect on the date hereof and as amended from time to time, or any successor law.

          DIRECTORS means those natural persons listed on Schedule II hereto as Directors and such other natural persons who, from time to time, pursuant hereto shall become Directors.

          FISCAL PERIOD means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period and ending at the close of business on the first to occur of the following dates:

               (1)  the last day of a Fiscal Year;

               (2) the day preceding any day as of which a contribution to the capital of the Partnership is made pursuant to Section 5.1;

               (3) the day as of which the Partnership repurchases any Interest or portion of an Interest of any Partner; or

               (4) any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Partner, other than an amount to be credited to or debited against the Capital Accounts of all Partners in accordance with their respective Partnership Percentages.

          FISCAL YEAR means the period commencing on the Closing Date and ending on December 31, 1998, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Partnership that is a permissible taxable year under the Code.

          FORM N-2 means the Partnership's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

          GENERAL PARTNERS means Congress Street Management, L.L.C. and any other person or persons admitted to the Partnership as a general partner of the Partnership, collectively, in their capacities as general partners of the Partnership, and GENERAL PARTNER means any of the General Partners. Where the term General Partners is used and there is only one General Partner, such term shall refer to the sole General Partner. If at any time there is more than one general partner of the Partnership, unless otherwise provided herein, any action allowed to be taken, or required to be taken, by the General Partners may be taken only with the unanimous approval of all of the General Partners.

          INCENTIVE ALLOCATION means, with respect to any Limited Partner, 20% of the amount, determined as of the close of each Allocation Period with respect to such Limited Partner, by which such Limited Partner's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Limited Partner's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

          INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Partnership as such term is defined in the 1940 Act.

          INSURANCE means one or more "key man" insurance policies on the life of any principal of a member of the Manager, the benefits of which are payable to the Partnership.

          INTEREST means the entire ownership interest in the Partnership at any particular time of a Partner or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.3 or 4.4 hereof, including the rights and obligations of such Partner or other person under this Agreement and the Delaware Act.

          LIMITED PARTNER means any person who shall have been admitted to the Partnership as a limited partner (including any person who is a General Partner when acting in such person's capacity as a limited partner of the Partnership) until the Partnership repurchases the entire Interest of such person as a limited partner pursuant to Section 4.5 hereof or a substituted Limited Partner or Partners are admitted with respect to any such person's entire Interest as a limited partner pursuant to Section 4.4 hereof, in such person's capacity as a limited partner of the Partnership.

          LOSS RECOVERY ACCOUNT means a memorandum account to be recorded in the books and records of the Partnership with respect to each Limited Partner, which shall have an initial balance of zero and which shall be adjusted as follows:

               (1) As of the first day after the close of each Allocation Period for such Limited Partner, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Limited Partner's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Limited Partner's Positive Allocation Change for such Allocation Period.

               (2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Limited Partner is reduced as a result of repurchase or transfer with respect to such Limited Partner's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Limited Partner's Capital Account immediately before giving effect to such repurchase or transfer.

No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

          MANAGEMENT FEE means the fee paid to PWFA out of the Partnership's assets, and debited against Limited Partners' Capital Accounts, for PWFA Services.

          MANAGER means Congress Street Management, L.L.C., or any other person selected by the Directors as the Manager, in its capacity as an agent of the Directors and a subagent of the General Partners.

          NEGATIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

          NET ASSETS means the total value of all assets of the Partnership, less an amount equal to all accrued debts, liabilities and obligations of the Partnership, calculated before giving effect to any repurchases of Interests.

          NET PROFIT OR NET LOSS means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Partnership, at the close of business on the Closing Date), such amount to be adjusted to reflect:

               (1) the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Partners pursuant to Section 5.5 hereof; and

               (2) any items to be allocated among the Capital Accounts of the Partners on a basis which is not in accordance with the respective Partnership Percentages of all Partners as of the commencement of such Fiscal Period pursuant to Sections 5.6 and 5.7 hereof.

          1940 ACT means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          ORGANIZATIONAL LIMITED PARTNER means Mark F. Vassallo.

          PARTNERS means the General Partners and the Limited Partners, collectively.

          PARTNERSHIP means the limited partnership governed hereby, as such limited partnership may from time to time be constituted.

          PARTNERSHIP PERCENTAGE means a percentage established for each Partner on the Partnership's books as of the first day of each Fiscal Period. The Partnership Percentage of a Partner for a Fiscal Period shall be determined by dividing the balance of the Partner's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Partners as of the commencement of such Fiscal Period. The sum of the Partnership Percentages of all Partners for each Fiscal Period shall equal 100%.

          PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

          POSITIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

          PWFA means PW Fund Advisor, L.L.C., or any successor thereto.

          PWFA SERVICES means such management and administrative services as PWFA or its affiliates shall provide to the Partnership pursuant to a separate written agreement with the Partnership as contemplated by Section 3.10(a) hereof.

          RELATED PERSON means, with respect to any person, (i) a relative, spouse or relative of a spouse who has the same principal residence as such person, (ii) any trust or estate in which such person and any persons who are related to such person collectively have more than 50% of the beneficial interests (excluding contingent interests) and (iii) any corporation or other organization of which such person and any persons who are related to such person collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interests.

          SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in
Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

          TRANSFER means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                    -----------------------------------------
                                   ARTICLE II
                 ORGANIZATION; ADMISSION OF PARTNERS; DIRECTORS
                    -----------------------------------------

     2.1 CONTINUATION OF LIMITED PARTNERSHIP.

          The parties hereto hereby continue the Partnership as a limited partnership under and pursuant to the provisions of the Delaware Act and agree that the rights, duties and liabilities of the Partners shall be as provided in the Delaware Act, except as otherwise provided herein. The General Partners shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Partnership's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Partnership shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Partnership. Each person listed on the date hereof as a Limited Partner on the books of the Partnership shall be admitted to the Partnership as a limited partner of the Partnership upon the execution and delivery by or on behalf of such person and the General Partner of a counterpart of this Agreement. The person listed on the date hereof as the General Partner on the books of the Partnership shall continue as a general partner of the Partnership upon the execution and delivery by or on behalf of such person of a counterpart of this Agreement.

     2.2 NAME.

          The name of the Partnership shall be "Congress Street Associates, L.P." or such other name as the General Partners hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Partner.

     2.3 PRINCIPAL AND REGISTERED OFFICE.

          The Partnership shall have its principal office at the principal office of the General Partner, or at such other place designated from time to time by the General Partners.

          The Partnership shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the General Partners in accordance with the Delaware Act.

     2.4 DURATION.

          The term of the Partnership commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Partnership is dissolved pursuant to Section 6.1 hereof.

     2.5 OBJECTIVE AND BUSINESS OF THE PARTNERSHIP.

          (a) The objective and business of the Partnership is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. The Partnership may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as the General Partners may deem necessary or advisable to carry out its objective or business.

          (b) The Partnership shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

     2.6 GENERAL PARTNERS.

          (a) The General Partners may admit to the Partnership any person, who shall agree to be bound by all of the terms of this Agreement as a General Partner, as an additional General Partner. The General Partners may admit to the Partnership as a substitute General Partner any person to which it has Transferred its Interest as the General Partner pursuant to Section 4.3 hereof. Such person shall be admitted immediately prior to the Transfer and shall continue the business of the Partnership without dissolution. The names and mailing addresses of the General Partners and the Capital Contribution of the General Partners shall be reflected on the books of the Partnership.

          (b) Each General Partner shall serve for the duration of the term of the Partnership, unless it ceases to be a general partner of the Partnership pursuant to Section 4.1 hereof.

     2.7 LIMITED PARTNERS.

          The General Partners may at any time and without advance notice to or consent from any other Partner admit any person who shall agree to be bound by all of the terms of this Agreement as an additional Limited Partner. The General Partners may in their absolute discretion reject subscriptions for Interests in the Partnership. The admission of any person as an additional Limited Partner shall be effective upon the execution and delivery by, or on behalf of, such additional Limited Partner of this Agreement or a counterpart hereof. The General Partners shall cause the books of the Partnership to reflect the name and the required contribution to the capital of the Partnership of such additional Limited Partner. For all purposes of the Delaware Act, the Limited Partners shall constitute a single class or group of limited partners of the Partnership.

     2.8 ORGANIZATIONAL LIMITED PARTNER.

          Upon the admission to the Partnership of any Limited Partner, the Organizational Limited Partner shall withdraw from the Partnership as the Organizational Limited Partner and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a limited partner of the Partnership.

     2.9 BOTH GENERAL AND LIMITED PARTNER.

          A Partner may be simultaneously a General Partner and a Limited Partner, in which event such Partner's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

     2.10 LIMITED LIABILITY.

          Except as provided under applicable law, a Limited Partner shall not be liable for the Partnership's obligations in any amount in excess of the Capital Account balance of such Partner, plus such Partner's share of undistributed profits and assets. In addition, subject to applicable law, a Limited Partner shall be obligated to return to the Partnership amounts distributed to the Limited Partner in accordance with this Agreement if, after giving effect to such distribution, the Partnership's liabilities exceed the fair value of the Partnership's assets.

     2.11 DIRECTORS.

          (a) The number of Directors shall be fixed from time to time by the Directors then in office, but, at the Closing Date, shall not be fewer than three. The Organizational Limited Partner hereby approves the delegation by the General Partners to the Directors, pursuant to Section 3.1 hereof, of the General Partners' rights and powers.

          (b) Each Director shall serve for the duration of the term of the Partnership, unless his or her status as a Director shall be sooner terminated pursuant to Section 2.11(d) hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been approved of by the Partners. The Directors may call a meeting of Partners to fill any vacancy in the position of a Director, and shall do so within 60 days after any date on which Directors who were approved of by the Partners cease to constitute a majority of the Directors then serving.

          (c) If no Director remains, the General Partners shall promptly call a meeting of the Partners, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Partnership and, if the business shall be continued, approving the required number of Directors. If the Partners shall determine at such meeting not to continue the business of the Partnership or, if the required number of Directors is not approved of within 60 days after the date on which the last Director ceased to act in that capacity, then the Partnership shall be dissolved pursuant to Section 6.1 hereof and the assets of the Partnership shall be liquidated and distributed pursuant to Section 6.2 hereof.

          (d) The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall resign as a Director (upon not less than 90 days' prior written notice to the other Directors); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; or (vi) shall be determined to be ineligible to serve as a director of a registered investment company pursuant to the 1940 Act.

          (e) Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners.

                    -----------------------------------------
                                   ARTICLE III
                        MANAGEMENT; ADVICE AND MANAGEMENT
                    -----------------------------------------

     3.1 MANAGEMENT AND CONTROL.

          (a) The General Partners hereby irrevocably delegate to the Directors, except to the extent such delegation is not permitted under the Delaware Act and so long as the Partnership shall have Directors, their rights and powers to manage and control the business affairs of the Partnership, including the right to execute documents on behalf of the Partnership and to bind the Partnership, as well as those other rights and powers expressly given to the General Partners under this Agreement, the complete authority to oversee and to establish policies regarding the management, conduct and operation of the Partnership's business, and to do all things necessary and proper to carry out the objective and business of the Partnership, including without limitation the power to engage the Manager to provide Advice and Management and such other rights and powers expressly given to the Directors under this Agreement. The parties hereto intend that, to the fullest extent permitted by law and except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers and authority on behalf of the Partnership as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers and authority on behalf of the Partnership as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Partnership shall have no Directors, the General Partners shall manage and control the Partnership. Each Director shall be the agent of the General Partners but shall not, for any purpose, be a Partner. The General Partners retain only those rights, powers and duties that may not be delegated under the Delaware Act. The General Partners will not cease to be the general partners of the Partnership and will continue to be liable as such. Notwithstanding anything to the contrary contained herein, in no event shall a Director be considered a general partner of the Partnership by agreement, estoppel or otherwise as a result of the performance of his or her duties hereunder or otherwise. The Directors will not contribute to the capital of the Partnership and will not have partnership interests in the Partnership.

          (b) Congress Street Management, L.L.C. shall be the designated tax matters partner for purposes of Section 6231(a)(7) of the Code. Each Partner agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Partnership. The tax matters partner shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Partnership under any provisions of the Code or any other revenue laws.

          (c) Limited Partners shall have no right to participate in and shall take no part in the management or control of the Partnership's business and shall have no right, power or authority to act for or bind the Partnership. Limited Partners shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

     3.2 ACTIONS BY DIRECTORS.

          (a) Unless provided otherwise in this Agreement, the Directors shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

          (b) The Directors may designate from time to time a principal Director (the "Principal Director"), who shall preside at all meetings. Meetings of the Directors may be called by the Principal Director or by any two Directors, and may be held on such date and at such time and place as the Directors shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors shall constitute a quorum at any meeting.

          (c) The Directors may designate from time to time agents and employees of the Partnership who shall have the same powers and duties on behalf of the Partnership as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Partnership.

     3.3 MEETINGS OF PARTNERS.

          (a) Actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present. Meetings of the Partners may be called by the General Partners or by Partners holding at least a majority of the total number of votes eligible to be cast by all Partners, and may be held at such time, date and place as the General Partners shall determine. The General Partners shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Partner entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Partner shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Except as otherwise required by applicable law, only matters set forth in the notice of a meeting may be voted on by the Partners at a meeting. The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, the General Partners may adjourn a meeting to the time or times as determined by the General Partners without additional notice to the Partners. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Partners shall be elected as Directors and (ii) all other actions of the Partners taken at a meeting shall require the affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at such meeting.

          (b) Each Partner shall be entitled to cast at any meeting of Partners a number of votes equivalent to such Partner's Partnership Percentage as of the record date for such meeting. The General Partners shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Partners to determine eligibility to vote at such meeting and the number of votes which each Partner will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Partner and the number of votes that each Partner will be entitled to cast at the meeting.

          (c) A Partner may vote at any meeting of Partners by a proxy properly executed in writing by the Partner and filed with the Partnership before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Partner executing the proxy by a later writing delivered to the Partnership at any time prior to exercise of the proxy or if the Partner executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Partners that is permitted to be taken at a meeting of the Partners may be taken without a meeting if consents in writing, setting forth the action to be taken, are signed by Partners holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required under this Agreement to approve such action.

     3.4 ADVICE AND MANAGEMENT.

          (a) Among their powers, the Directors shall have the power to engage the Manager to provide Advice and Management to the Partnership under their general supervision, subject to the initial approval thereof prior to the Closing Date by the Directors (including the vote of a majority of the Independent Directors at a meeting called for such purpose) and by the Organizational Limited Partner. The Directors also delegate to the Manager the rights and powers expressly given to the Manager under this Agreement. The authority of the Manager granted under this Section 3.4 shall become effective upon such initial approvals and shall terminate: (i) if any period of 12 consecutive months following the first 12 consecutive months of the effectiveness of such authority shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership or (B) the Directors, and in either case, approval by a majority of the Independent Directors by vote cast in person at a meeting called for such purpose; (ii) if revoked by the Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership, in either case with 60 days' prior written notice to the Manager; or (iii) at the election of the Manager with 60 days' prior written notice to the Directors. The authority of the Manager to provide Advice and Management pursuant to this Section 3.4 shall automatically terminate upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, this Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act. If the authority of the Manager under this Section 3.4 is terminated as provided herein, the Directors may appoint, subject to the approval thereof by a majority of the Independent Directors and by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Partnership, a person or persons to provide Advice and Management to the Partnership, and shall cause the terms and conditions of such appointment to be stated in an agreement executed on behalf of the Partnership and such person or persons. Notwithstanding anything in this Agreement to the contrary, upon receiving the requisite approval set forth in the preceding sentence, the Partnership, and the General Partners on behalf of the Partnership, shall have the power and authority to enter into such agreement without any further act, vote or approval of any Partner.

          (b) So long as the Manager has been and continues to be authorized to provide Advice and Management, it shall have, subject to any policies and restrictions set forth in any current offering memorandum issued by the Partnership, this Agreement, the Form N-2 or the 1940 Act, or adopted from time to time by the Directors and communicated in writing to the Manager, full discretion and authority (i) to manage the assets and liabilities of the Partnership and (ii) to manage the day-to-day business and affairs of the Partnership. In furtherance of and subject to the foregoing, the Manager, except as otherwise provided in this Agreement, shall have full power and authority on behalf of the Partnership:

          (1) to purchase, sell, exchange, trade and otherwise deal in and with Securities and other property of the Partnership and to loan Securities of the Partnership;

          (2) to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of Securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Partnership on such terms as the Manager considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions;

          (3) to borrow from banks or other financial institutions and to pledge Partnership assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Partnership's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to Partners with respect to repurchases of Interests and the payment of Partnership expenses, including those relating to the organization and registration of the Partnership;

          (4) to issue to any Partner an instrument certifying that such Partner is the owner of an Interest;

          (5) to call and conduct meetings of Partners at the Partnership's principal office or elsewhere as it may determine and to assist the Directors in calling and conducting meetings of the Directors;

          (6) to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Manager may deem necessary or advisable in connection with the affairs of the Partnership or as may be directed by the Directors;

          (7) to engage and terminate the services of others to assist the Manager in providing, or to provide under the Manager's control and supervision, Advice and Management to the Partnership at the expense of the Manager;

          (8) to assist in the preparation and filing of any required tax or information returns to be made by the Partnership;

          (9) as directed by the Directors, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Partnership or any assets of the Partnership;

          (10) if directed by the Directors, to arrange for the purchase of (A) Insurance, or (B) any insurance covering the potential liabilities of the Partnership or relating to the performance of the Directors or the Manager, or any of their principals, directors, officers, members, employees and agents; and

          (11) to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are necessary and appropriate for the conduct of the business of the Partnership.

     3.5 CUSTODY OF ASSETS OF THE PARTNERSHIP.

          Notwithstanding anything to the contrary contained herein, the Manager shall not have any authority to hold or have possession or custody of any funds, Securities or other property of the Partnership. The physical possession of all funds, Securities or other property of the Partnership shall at all times, be held, controlled and administered by one or more custodians retained by the Partnership. The Manager shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the funds, Securities or other assets of the Partnership, and all such duties of collection, physical acquisition or safekeeping shall be the sole obligation of such custodians.

     3.6 BROKERAGE.

          In the course of selecting brokers, dealers and other financial intermediaries for the execution, clearance and settlement of transactions for the Partnership pursuant to section 3.4(b)(2) and (3) hereof, the Manager may, subject to such policies as are adopted by the Partnership and to the provisions of applicable law, agree to such commissions, fees and other charges on behalf of the Partnership as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Partnership and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the Federal securities laws. The Manager, subject to such procedures as may be adopted by the Directors, may use Affiliates of the Manager as brokers to effect the Partnership's Securities transactions and the Partnership may pay such commissions to such brokers in such amounts as are permissible under applicable law.

     3.7 OTHER ACTIVITIES.

          (a) The General Partners shall not be required to devote full time to the affairs of the Partnership, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

          (b) Any Partner, and any Affiliate of any Partner, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Partner shall have any rights in or to such activities of any other Partner, or any profits derived therefrom.

          (c) The Manager and its members, directors, officers, employees and beneficial owners, from time to time may acquire, possess, manage, hypothecate and dispose of Securities or other investment assets, and engage in any other investment transaction, for any account over which it or they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which it or they have a beneficial interest or the accounts of others for whom they may provide investment advisory or other services, notwithstanding the fact that the Partnership may have or may take a position of any kind or otherwise; PROVIDED, HOWEVER, that the Manager shall not cause the Partnership to purchase any asset from or sell any asset to any such discretionary account without the consent of the Directors and in accordance with the 1940 Act.

          (d) To the extent that at law or in equity the General Partners, the Directors or the Manager have duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to any other Partner, any such person acting under this Agreement shall not be liable to the Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partners, the Directors or the Manager otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such person.

     3.8 DUTY OF CARE.

          (a) The Directors, the General Partners and the Manager, including any officer, director, partner, member, principal, employee or agent of the foregoing, shall not be liable to the Partnership or to any of its Partners for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties hereunder.

          (b) Limited Partners not in breach of any obligation hereunder or under any agreement pursuant to which the Limited Partner subscribed for an Interest shall be liable to the Partnership, any Partner or third parties only as required by the Delaware Act.

     3.9 INDEMNIFICATION.

          (a) To the fullest extent permitted by law, the Partnership shall, subject to Section 3.9(b) hereof, indemnify each General Partner (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, a General Partner or a member thereof, and their executors, heirs, assigns, successors or other legal representatives), the Manager (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, the Manager or a member thereof, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and their executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an "indemnitee"), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a General Partner, Manager or Director, respectively, of the Partnership or the past or present performance of services to the Partnership by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.9 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.9 to the fullest extent permitted by law.

          (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Partnership in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Partnership amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.9(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Partnership shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.9(a) hereof if (i) approved as in the best interests of the Partnership by a majority of the Independent Directors (excluding any Director who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Partnership and that such indemnitee is not liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Partnership or its Partners to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.9 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.9 it shall be a defense that, and (ii) in any suit in the name of the Partnership to recover any indemnification or advancement of expenses made pursuant to this Section 3.9 the Partnership shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.9. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this
Section 3.9 shall be on the Partnership (or any Partner acting derivatively or otherwise on behalf of the Partnership or its Partners).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.9 or to which he or it may otherwise be entitled except out of the assets of the Partnership, and no Partner shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.9 shall affect the power of the Partnership to purchase and maintain liability insurance on behalf of any General Partner, Manager, Director or other person.

     3.10 FEES, EXPENSES AND REIMBURSEMENT.

          (a) So long as PWFA (or its affiliates) provides PWFA Services to the Partnership, it shall be entitled to receive such fees as may be agreed to by PWFA and the Partnership pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Partnership, and the Manager on behalf of the Partnership, without any further act, vote or approval of any Partner.

          (b) The Partnership shall compensate each Director for his or her services hereunder as may be agreed to by the Directors and the General Partners. In addition, the Partnership shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

          (c) The Partnership shall bear all expenses incurred in the business of the Partnership other than those specifically required to be borne by the Manager pursuant hereto. Expenses to be borne by the Partnership include, but are not limited to, the following:

               (1) all costs and expenses related to portfolio transactions and positions for the Partnership's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

               (2) all costs and expenses associated with the organization and registration of the Partnership, certain offering costs and the costs of compliance with any applicable Federal or state laws;

               (3) the costs and expenses of holding any meetings of any Partners that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

               (4) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Partnership;

               (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Partnership, the General Partners or the Directors;

               (6)  any fees payable to PWFA or its affiliates for PWFA
                    Services;

               (7) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Limited Partners;

               (8) all expenses of computing the Partnership's net asset value, including any equipment or services obtained for the purpose of valuing the Partnership's investment portfolio;

               (9) all charges for equipment or services used for communications between the Partnership and any custodian, or other agent engaged by the Partnership;

               (10) fees payable to custodians and persons providing
                    administrative services to the Partnership; and

               (11) such other types of expenses as may be approved from time to time by the General Partners, other than those required to be borne by the Manager.

The Manager shall be entitled to reimbursement from the Partnership for any of the above expenses that it pays on behalf of the Partnership.

          (d) Subject to procuring any required regulatory approvals, the Partnership from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the General Partners shall determine.

                    -----------------------------------------
                                   ARTICLE IV
              TERMINATION OF STATUS OF GENERAL PARTNERS, REMOVAL OF
                   GENERAL PARTNERS, TRANSFERS AND REPURCHASES
                    -----------------------------------------

     4.1 TERMINATION OF STATUS OF A GENERAL PARTNER.

          (a) A General Partner shall cease to be a general partner of the Partnership if the General Partner (i) shall be dissolved or otherwise shall terminate its existence; (ii) shall voluntarily withdraw as General Partner;
(iii) shall be removed; (iv) shall transfer its entire Interest as General Partner as permitted under Section 4.3 hereof and such person to which such Interest is transferred is admitted as a substitute General Partner pursuant to
Section 2.6(a) hereof; or (v) shall otherwise cease to be a general partner of the Partnership under Section 17-402(a) of the Delaware Act.

          (b) A General Partner may not withdraw voluntarily as a General Partner until the earliest of (i) one year from the date on which the General Partner shall have given the Directors written notice of its intention to effect such withdrawal (or upon lesser notice if in the opinion of counsel to the Partnership, such withdrawal is not likely to cause the Partnership to lose its partnership tax classification or as otherwise permitted by the 1940 Act); (ii) the date on which the authority of the Manager to provide Advice and Management is terminated (other than at the election of the Manager) pursuant to Section 3.4(a) hereof, unless within 30 days after such termination, the Directors request the General Partner not to withdraw, in which case 180 days after the date of such termination, unless a successor general partner is earlier approved by the Partnership; and (iii) the date on which one or more persons shall have agreed to assume the obligations of the Manager hereunder with the approval of the Directors and such other approvals as may be required by the 1940 Act.

     4.2 REMOVAL OF GENERAL PARTNERS.

          Any General Partner may be removed by the vote or written consent of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners.

     4.3 TRANSFER OF INTERESTS OF GENERAL PARTNERS.

          A General Partner may not Transfer its Interest as the General Partner except to persons who have agreed to be bound by all of the terms of this Agreement and pursuant to applicable law. By executing this Agreement, each other Partner shall be deemed to have consented to any such Transfer permitted by the preceding sentence.

     4.4 TRANSFER OF INTERESTS OF LIMITED PARTNERS.

          (a) An Interest or portion thereof of a Limited Partner may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Limited Partner or (ii) with the written consent of the General Partners (which may be withheld in their sole and absolute discretion). In addition, the General Partners may not consent to a Transfer of an Interest or a portion thereof of a Limited Partner unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the General Partners believe meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Partnership reserves the right to redeem its Interest. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner. If a Limited Partner Transfers an Interest or portion thereof with the approval of the General Partners, the General Partners shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is transferred is admitted to the Partnership as a Limited Partner. The admission of any transferee as a substituted Limited Partner shall be effective upon the execution and delivery by, or on behalf of, such substituted Limited Partner of this Agreement or a counterpart hereof. Each Limited Partner and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Partnership in connection with such Transfer.

          (b) Each Limited Partner shall indemnify and hold harmless the Partnership, the General Partners, the Directors, the Manager, each other Limited Partner and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Limited Partner in violation of this Section 4.4 and (ii) any misrepresentation by such Limited Partner in connection with any such Transfer.

     4.5 REPURCHASE OF INTERESTS.

          (a) Except as otherwise provided in this Agreement, no Partner or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Partnership for repurchase an Interest or portion thereof. The General Partners may from time to time, in their complete and exclusive discretion and on such terms and conditions as they may determine, cause the Partnership to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Partnership to repurchase Interests or portions thereof pursuant to written tenders, the General Partners shall consider the following factors, among others:

               (1) whether any Partners have requested to tender Interests or portions thereof to the Partnership;

               (2)  the liquidity of the Partnership's assets;

               (3) the investment plans and working capital requirements of the Partnership;

               (4) the relative economies of scale with respect to the size of the Partnership;

               (5) the history of the Partnership in repurchasing Interests or portions thereof;

               (6)  the condition of the securities markets; and

               (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The General Partners shall cause the Partnership to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Partnership and to all Partners and persons holding Interests acquired from Partners, as applicable.

          (b) A Limited Partner who tenders for repurchase any amount of such Partner's Interest prior to having been a Limited Partner for 12 consecutive months or who tenders for repurchase a portion of such Partner's Interest shall be required to maintain a Capital Account balance equal to the greater of $250,000 ($50,000 for employees of the Manager and its affiliates, and members of their immediate families) or the amount of Incentive Allocation that would be debited against such Capital Account if the date of repurchase of such Interest or portion thereof were a date on which an Incentive Allocation would otherwise be made.

          (c) Except as set forth in Section 4.5(d) and (e) hereof, a General Partner may tender its Interest or a portion thereof under Section 4.5(a) hereof only if and to the extent that (1) such repurchase would not cause the value of the Capital Account of the General Partner to be less than the value thereof required to be maintained pursuant to Section 5.1(c) hereof, or (2) in the opinion of legal counsel to the Partnership, such repurchase would not jeopardize the classification of the Partnership as a partnership for U.S. Federal income tax purposes.

          (d) Not later than 180 days after termination of the authority to provide Advice and Management, the Manager, if it is a General Partner, may, by written notice to the Directors, tender to the Partnership all or any portion of its Capital Account, established and maintained by it as a general partner of the Partnership, which it is not required to maintain pursuant to Section 5.1(c) hereof until it ceases to be a general partner of the Partnership pursuant to
Section 4.1(a) hereof. Not later than 30 days after the receipt of such notice, the Directors shall cause the tendered portion of such Capital Account to be repurchased by the Partnership for cash, subject to any adjustment pursuant to
Section 5.7 hereof.

          (e) If a General Partner ceases to be a general partner of the Partnership pursuant to Section 4.1 hereof and the business of the Partnership is continued pursuant to Section 6.1(a)(2) hereof, the former General Partner (or its trustee or other legal representative) may, by written notice to the Directors within 60 days of the action resulting in the continuation of the Partnership pursuant to Section 6.1(a)(2) hereof, tender to the Partnership all or any portion of its Interest. Not later than 30 days after the receipt of such notice, the Directors shall cause such Interest to be repurchased by the Partnership for cash in an amount equal to the balance of the former General Partner's Capital Account or applicable portion thereof, subject to any adjustment pursuant to Section 5.7 hereof. If the former General Partner does not tender to the Partnership all of its Interest as permitted by this Section 4.5(e) such Interest shall be thereafter deemed to be and shall be treated in all respects as the Interest of a Limited Partner.

          (f) The General Partners may cause the Partnership to repurchase an Interest or portion thereof of a Limited Partner or any person acquiring an Interest or portion thereof from or through a Limited Partner in the event that the General Partners determine or have reason to believe that:

               (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Partner;

               (2) ownership of such an Interest by a Partner or other person will cause the Partnership to be in violation of, or require registration of any Interest or portion thereof under, or subject the Partnership to additional registration or regulation under, the securities or commodities laws of the United States or any other relevant jurisdiction;

               (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Partnership, the Directors or the General Partners, or may subject the Partnership or any of the Partners to an undue risk of adverse tax or other fiscal consequences;

               (4) any of the representations and warranties made by a Partner in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

               (5) it would be in the best interests of the Partnership, as determined by the General Partners, for the Partnership to repurchase such an Interest or portion thereof.

          (g) Repurchases of Interests or portions thereof by the Partnership shall be payable in cash, without interest, or, in the discretion of the General Partners, in marketable Securities (or any combination of marketable Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the General Partners may impose and shall be effective as of a date set by the General Partners after receipt by the Partnership of all eligible written tenders of Interests or portion thereof. The amount due to any Partner whose Interest or portion thereof is repurchased shall be equal to the value of such Partner's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Partner's Capital Account as of such date. Notwithstanding anything to the contrary in this Agreement, a Partner may be compelled to accept a distribution of any asset in kind from the Partnership despite the fact that the percentage of the asset distributed to him exceeds the percentage of that asset which is equal to the percentage in which he shares in distributions from the Partnership.

                    -----------------------------------------
                                    ARTICLE V
                                     CAPITAL
                    -----------------------------------------

     5.1 CONTRIBUTIONS TO CAPITAL.

          (a) The minimum initial contribution of each Partner to the capital of the Partnership shall be such amount as the General Partners may determine from time to time, but in no event shall be less than $250,000 ($50,000 for employees of the Manager and its affiliates, and members of their immediate families). The amount of the initial contribution of each Partner shall be recorded by the General Partners upon acceptance as a contribution to the capital of the Partnership.

          (b) The Limited Partners may make additional contributions to the capital of the Partnership effective as of such times and in such amounts as the General Partners may permit, but no Limited Partner shall be obligated to make any additional contribution to the capital of the Partnership except to the extent provided in Section 5.7 hereof.

          (c) A General Partner may make additional contributions to the capital of the Partnership effective as of such times and in such amounts as it may determine; and shall be required to make additional contributions to the capital of the Partnership from time to time to the extent necessary to maintain the balance of its Capital Account at an amount, if any, necessary to ensure that the Partnership will be treated as a partnership for Federal income tax purposes. Except as provided above or in the Delaware Act, no General Partner shall be required or obligated to make any additional contributions to the capital of the Partnership.

          (d) Except as otherwise permitted by the General Partners, (i) initial and any additional contributions to the capital of the Partnership by any Partner shall be payable in cash or in such Securities that the General Partners, in their absolute discretion, may agree to accept on behalf of the Partnership, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Partnership shall charge each Partner making a contribution in Securities to the capital of the Partnership such amount as may be determined by the General Partners not exceeding 2% of the value of such contribution in order to reimburse the Partnership for any costs incurred by the Partnership by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Partner in full at the time the contribution to the capital of the Partnership to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

          (e) The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be reduced by the General Partners.

     5.2 RIGHTS OF PARTNERS TO CAPITAL.

          No Partner shall be entitled to interest on his or its contribution to the capital of the Partnership, nor shall any Partner be entitled to the return of any capital of the Partnership except (i) upon the repurchase by the Partnership of a part or all of such Partner's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.7(b) hereof or (iii) upon the liquidation of the Partnership's assets pursuant to Section 6.2 hereof. No Partner shall be liable for the return of any such amounts. To the fullest extent permitted by applicable law, no Partner shall have the right to require partition of the Partnership's property or to compel any sale or appraisal of the Partnership's assets.

     5.3 CAPITAL ACCOUNTS.

          (a) The Partnership shall maintain a separate Capital Account for each Partner.

          (b) Each Partner's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Partner's initial contribution to the capital of the Partnership.

          (c) Each Partner's Capital Account shall be increased by the sum of
(i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Partner to the capital of the Partnership permitted pursuant to Section 5.1 hereof, plus
(ii) any amount credited to such Partner's Capital Account pursuant to Sections
5.4 through 5.7 hereof.

          (d) Each Partner's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Partner or distributions to such Partner pursuant to Sections 4.5, 5.12 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Partner's Capital Account pursuant to Sections 5.4 through 5.8 hereof.

     5.4 ALLOCATION OF NET PROFIT AND LOSS.

          Subject to Section 5.9 hereof, as of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Partners in accordance with their respective Partnership Percentages for such Fiscal Period.

     5.5 ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

          (a) Any premiums payable by the Partnership for Insurance purchased pursuant to Section 3.10(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Partner who is a partner of the Partnership during such Fiscal Period in accordance with such Partner's Partnership Percentage for such Fiscal Period.

          (b) Proceeds, if any, to which the Partnership may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Partner who is a partner of the Partnership during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Partner's Partnership Percentage for such Fiscal Period.

     5.6 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

          (a) If the Partnership incurs a withholding tax or other tax obligation with respect to the share of Partnership income allocable to any Partner, then the General Partners, without limitation of any other rights of the Partnership or the General Partners, shall cause the amount of such obligation to be debited against the Capital Account of such Partner when the Partnership pays such obligation, and any amounts then or thereafter distributable to such Partner shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Partner and any successor to such Partner's Interest shall pay to the Partnership as a contribution to the capital of the Partnership, upon demand of the General Partners, the amount of such excess. A General Partner shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for such reduction or exemption; provided, that in the event that the General Partners determine that a Partner is eligible for a refund of any withholding tax, the General Partners may, at the request and expense of such Partner, assist such Partner in applying for such refund.

          (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Partnership, to the extent determined by the General Partners to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, shall be charged to only those Partners on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Partners as of the close of the Fiscal Period during which any such items were paid or accrued by the Partnership.

     5.7 RESERVES.

          (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Partners for contingent liabilities, if any, as of the date any such contingent liability becomes known to the General Partners, such reserves to be in the amounts which the General Partners in their sole discretion deem necessary or appropriate. The General Partners may increase or reduce any such reserves from time to time by such amounts as they in their sole discretion deem necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Partners at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Partners, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Partners at the time, as determined by the General Partners in their sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

          (b) If any amount is required by paragraph (a) of this Section 5.7 to be charged or credited to a party who is no longer a Partner, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the General Partners determine that such charge or credit is required. In the case of a charge, the former Partner shall be obligated to pay the amount of the charge, plus interest as provided above, to the Partnership on demand; PROVIDED, however, that (i) in no event shall a former Partner be obligated to make a payment exceeding the amount of such Partner's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Partner. To the extent that a former Partner fails to pay to the Partnership, in full, any amount required to be charged to such former Partner pursuant to paragraph (a), the deficiency shall be charged proportionately to the Capital Accounts of the Partners at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Partners.

     5.8 INCENTIVE ALLOCATION.

          (a) So long as the authority to provide Advice and Management under
Section 3.4 hereof shall remain effective and the Manager is a general partner of the Partnership, the Incentive Allocation shall be debited against the Capital Account of each Limited Partner as of the last day of each Allocation Period with respect to such Limited Partner and the amount so debited shall be credited simultaneously to the Capital Account of such General Partner, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Partners as have been designated in any written notice delivered by such General Partner, to the Partnership within 90 days after the close of such Allocation Period.

          (b) Within 30 days of each Allocation Period with respect to each Limited Partner and as long as the Manager is a general partner of the Partnership, the Manager may withdraw up to 98% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Capital Account of such General Partner, and debited from such Limited Partner's Capital Account with respect to such Allocation Period only if and to the extent that such withdrawal would not cause the value of the Capital Account of such General Partner to be less than the value thereof required to be maintained pursuant to
Section 5.1(c) hereof. Subject to such criteria, the Partnership shall pay the Manager the undrawn balance of such Incentive Allocation (subject to audit adjustments) within 30 days after the completion of the audit of the Partnership's books. Any amount of such Incentive Allocation not withdrawn by the Manager pursuant to the first sentence of this Section 5.8(b) shall be deemed reinvested in the Partnership by such General Partner.

     5.9 ALLOCATION TO AVOID CAPITAL ACCOUNT DEFICITS.

          To the extent that any debits pursuant to Sections 5.4 through 5.7 hereof would reduce the balance of the Capital Account of any Limited Partner below zero and as long as the Manager is a general partner of the Partnership, that portion of any such debits instead shall be allocated to the Capital Account of such General Partner. Any credits in any subsequent Fiscal Period which otherwise would be allocable pursuant to Sections 5.4 through 5.7 hereof to the Capital Account of any Limited Partner previously affected by the application of this Section 5.9 instead shall be allocated to the Capital Account of such General Partner in such amounts as are necessary to offset all previous debits attributable to such Limited Partner, pursuant to this Section 5.9, that have not been recovered.

     5.10 ALLOCATIONS PRIOR TO CLOSING DATE.

          As long as the Manager is a general partner of the Partnership, any net cash profits or any net cash losses realized by the Partnership from the purchase or sale of Securities during the period ending on the day prior to the Closing Date shall be allocated to the Capital Account of such General Partner. (No unrealized item of profit or loss shall be allocated pursuant to this Section 5.10 to the Capital Account of any Partner.)

     5.11 TAX ALLOCATIONS.

          For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Partners in such a manner as to reflect equitably amounts credited or debited to each Partner's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.11 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Partners such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

          If the Partnership realizes net capital gains for Federal income tax purposes for any fiscal year during or as of the end of which one or more Positive Basis Partners (as hereinafter defined) withdraw from the Partnership pursuant to Articles IV or VI hereof, the General Partners may elect to allocate such net gains as follows: (i) to allocate such net gains among such Positive Basis Partners, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Partner, until either the full amount of such net gains shall have been so allocated or the Positive Basis of each such Positive Basis Partner shall have been eliminated and (ii) to allocate any net gains not so allocated to Positive Basis Partners to the other Partners in such manner as shall reflect equitably the amounts credited to such Partners' Capital Accounts.

          As used herein, (i) the term "Positive Basis" shall mean, with respect to any Partner and as of any time of calculation, the amount by which the total of such Partner's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its interest in the Partnership as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such interest, including by reason of death), and (ii) the term "Positive Basis Partner" shall mean any Partner who withdraws from the Partnership and who has a Positive Basis as of the effective date of its withdrawal.

     5.12 DISTRIBUTIONS.

          (a) The General Partners may authorize the Partnership to make distributions in cash or in kind at any time to all of the Partners on a PRO RATA basis in accordance with the Partners' Partnership Percentages.

          (b) The General Partners may withhold taxes from any distribution to any Partner to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Partnership with respect to any amount distributed by the Partnership to any Partner shall be deemed to be a distribution or payment to such Partner, reducing the amount otherwise distributable to such Partner pursuant to this Agreement and reducing the Capital Account of such Partner.

          (c) Notwithstanding any provision to the contrary contained in this Agreement, the Partnership and the General Partners on behalf of the Partnership shall not make a distribution to any Partner on account of its interest in the Partnership if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.


                    -----------------------------------------
                                   ARTICLE VI
                           DISSOLUTION AND LIQUIDATION
                    -----------------------------------------

     6.1 DISSOLUTION.

          (a) The Partnership shall be dissolved at any time there are no Limited Partners or upon the occurrence of any of the following events:

               (1) upon the affirmative vote to dissolve the Partnership by both (i) the Directors and (ii) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;

               (2) upon either of (i) an election by the General Partners to dissolve the Partnership or (ii) a General Partner ceasing to be a general partner of the Partnership pursuant to
                    Section 4.1 hereof (other than in conjunction with a Transfer of the Interest of a General Partner permitted by
                    Section 4.3 hereof to a person who is admitted as a substitute General Partner pursuant to Section 2.6(a) hereof), unless (a) as to the event set forth in clause (ii) above, there is at least one other general partner of the Partnership who is hereby authorized to and does carry on the business of the Partnership, and (b) as to either event both the Directors and the Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners shall elect within 60 days after such event to continue the business of the Partnership and a person to be admitted to the Partnership, effective as of the date of such event, as an additional General Partner has agreed to make such contributions to the capital of the Partnership as are required to be made pursuant to Section 5.1(c) hereof;

               (3) upon the failure of Partners to approve of successor Directors at a meeting called by the General Partners in accordance with Section 2.11(c) hereof when no Director remains to continue the business of the Partnership;

               (4) upon the expiration of any two-year period which commences on the date on which any Limited Partner has submitted a written notice to the Partnership requesting to tender such Partner's entire Interest for repurchase by the Partnership if such Limited Partner has not been permitted to do so at any time during such period; or

               (5)  as required by operation of law.

          Dissolution of the Partnership shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or, to the extent permitted by the Delaware Act, the conclusion of any applicable 60-day period during which the Directors and Partners may elect to continue the business of the Partnership as provided above, but the Partnership shall not terminate until the assets of the Partnership have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

          (b) Except as provided in Section 6.1(a) hereof or in the Delaware Act, the death, mental illness, dissolution, termination, liquidation, bankruptcy, reorganization, merger, sale of substantially all of the stock or assets of or other change in the ownership or nature of a Partner, the admission to the Partnership of a new Partner, the withdrawal of a Partner from the Partnership, or the transfer by a Partner of his Interest to a third party shall not cause the Partnership to dissolve.

     6.2 LIQUIDATION OF ASSETS.

          (a) Upon the dissolution of the Partnership as provided in Section 6.1 hereof, the General Partners shall promptly liquidate the business and administrative affairs of the Partnership, except that if the General Partners are unable to perform this function, a liquidator elected by Partners holding a majority of the total number of votes eligible to be cast by all Partners shall promptly liquidate the business and administrative affairs of the Partnership. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. Subject to the Delaware Act, the proceeds from liquidation (after establishment of appropriate reserves for all claims and obligations, including all contingent, conditional or unmatured claims and obligations in such amount as the General Partners or liquidator shall deem appropriate in their or its sole discretion as applicable) shall be distributed in the following manner:

               (1) the debts of the Partnership, other than debts, liabilities or obligations to Partners, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Partnership's assets to the Partners has been completed, shall first be paid on a PRO RATA basis;

               (2) such debts, liabilities or obligations as are owing to the Partners shall be paid next in their order of seniority and on a PRO RATA basis; and

               (3) the Partners shall be paid next on a PRO rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Partners' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

          (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Partnership, subject to the Delaware Act and the priorities set forth in Section 6.2(a), the General Partners or other liquidator may distribute ratably in kind any assets of the Partnership; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution. Notwithstanding anything to the contrary in this Agreement, the General Partner may compel a Partner to accept a distribution of any asset in kind from the Partnership notwithstanding that the percentage of the asset distributed to the Partner exceeds a percentage of that asset that is equal to the percentage in which such Partner shares in distributions from the Partnership.

                       ---------------------------------
                                   ARTICLE VII
                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
                       ---------------------------------

     7.1 ACCOUNTING AND REPORTS.

          (a) The Partnership shall adopt for tax accounting purposes any accounting method which the General Partners shall decide in their sole discretion is in the best interests of the Partnership. The Partnership's accounts shall be maintained in U.S. currency.

          (b) After the end of each taxable year, the Partnership shall furnish to each Partner such information regarding the operation of the Partnership and such Partner's Interest as is necessary for Partners to complete Federal and state income tax or information returns and any other tax information required by federal or state law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Partnership shall furnish to each Limited Partner a semi-annual report and an annual report containing the information required by the 1940 Act. The Partnership shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Partnership may furnish to each Partner such other periodic reports as it deems necessary or appropriate in its discretion.

          (d) The General Partners shall provide the Directors with the identity of the members of the General Partners and thereafter shall notify the Directors of any change in the membership of the General Partners within a reasonable time after such change.

     7.2 DETERMINATIONS BY GENERAL PARTNERS.

          (a) All matters concerning the determination and allocation among the Partners of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the General Partners unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Partners.

          (b) The General Partners may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Limited Partner, or any components (withholding any items of increase, gain, loss or deduction) comprising any of the foregoing as they consider appropriate to reflect fairly and accurately the financial results of the Partnership and the intended allocation thereof among the Partners.

     7.3 VALUATION OF ASSETS.

          (a) Except as may be required by the 1940 Act, the General Partners shall value or have valued any Securities or other assets and liabilities of the Partnership as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the General Partners and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Partnership, no value shall be placed on the goodwill or name of the Partnership, or the office records, files, statistical data or any similar intangible assets of the Partnership not normally reflected in the Partnership's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities fixed or contingent, the unamortized portion of any organizational expenses and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The value of Securities and other assets of the Partnership and the net worth of the Partnership as a whole determined pursuant to this Section
7.3 shall be conclusive and binding on all of the Partners and all parties claiming through or under them.


                       ---------------------------------
                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS
                       ---------------------------------


     8.1 AMENDMENT OF PARTNERSHIP AGREEMENT.

          (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) the General Partners or (iii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership.

          (b) Any amendment that would:

               (1) increase the obligation of a Partner to make any contribution to the capital of the Partnership;

               (2) reduce the Capital Account of a Partner other than in accordance with Article V; or

               (3) modify the events causing the dissolution of the Partnership;

may be made only if (i) the written consent of each Partner adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Limited Partner has received written notice of such amendment and (B) any Limited Partner objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the General Partners) to tender his entire Interest for repurchase by the Partnership.

          (c) The General Partners at any time without the consent of the other Partners may:

               (1) amend Schedule I hereto to reflect any change required to be made therein pursuant to the terms of this Agreement;

               (2) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

               (3) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Partner in any material respect; and

               (4) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Partnership, to assure the Partnership's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code, subject, however, to the limitation that any amendment to this Agreement pursuant to Sections 8.1(c)(3) or (4) hereof shall be valid only if approved by the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act).

          (d) The General Partners shall give prior written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (1) or (2) of Section 8.1(c) hereof) to each Partner, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Partner upon request.

     8.2 SPECIAL POWER OF ATTORNEY.

          (a) Each Partner hereby irrevocably makes, constitutes and appoints each of the General Partners and each of the Directors, acting severally, and any liquidator of the Partnership's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

               (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

               (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Partnership; and

               (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Partnership, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Partnership shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Partnership as a limited partnership under the Delaware Act.

          (b) Each Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership without such Partner's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Partnership is taken in the manner contemplated by this Agreement, each Partner agrees that, notwithstanding any objection which such Partner may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each Partner will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Partnership.

          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the General Partners and each of the Directors, acting severally, and any liquidator of the Partnership's assets, appointed pursuant to Section 6.2 hereof, and as such:

               (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Partnership, the General Partners, the Directors or any liquidator shall have had notice thereof; and

               (2) shall survive the delivery of a Transfer by a Partner of the whole or any portion of such Partner's Interest, except that where the transferee thereof has been approved by the General Partners for admission to the Partnership as a substituted Partner, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the General Partners, the Directors or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

     8.3 NOTICES.

          Notices which may or are required to be provided under this Agreement shall be made, if to a Limited Partner, by regular mail, or, if to a General Partner, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth on the books of the Partnership (or to such other addresses as may be designated by any party hereto by notice addressed to the General Partners in the case of notice given to any Partner, and to each of the Partners in the case of notice given to the General Partners). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

     8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

     8.5 APPLICABILITY OF 1940 ACT AND FORM N-2.

          The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Partnership's business and of the rights, privileges and obligations of the Partners. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

     8.6 CHOICE OF LAW; ARBITRATION.

          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

          (B) EACH PARTNER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG PARTNERS OR ONE OR MORE PARTNERS AND THE PARTNERSHIP IN CONNECTION WITH THE PARTNERSHIP OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH PARTNER UNDERSTANDS THAT:

               (1)  ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

               (2) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL;

               (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS;

               (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

               (5) A PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

          (C) CONTROVERSIES SHALL BE DETERMINED BY ARBITRATION BEFORE, AND ONLY BEFORE, AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES MAY ALSO SELECT ANY OTHER NATIONAL SECURITIES EXCHANGE'S ARBITRATION FORUM UPON WHICH A PARTY IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY, TO THE FULLEST EXTENT PERMITTED BY LAW. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PARTY OR PARTIES AGAINST WHOM SUCH AWARD IS RENDERED. EACH PARTNER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

          (D) NO PARTNER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNLESS AND UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE PARTNER IS EXCLUDED FROM THE CLASS BY THE COURT. THE FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

     8.7 NOT FOR BENEFIT OF CREDITORS.

          The provisions of this Agreement are intended only for the regulation of relations among past, present and future Partners and the Partnership. This Agreement is not intended for the benefit of non-Partner creditors and no rights are granted to non-Partner creditors under this Agreement.

     8.8 CONSENTS.

          Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Partnership.

     8.9 MERGER AND CONSOLIDATION.

          (a) The Partnership may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 17-211(b) of the Delaware Act.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 17-211(b) of the Delaware Act may, to the extent permitted by
Section 17-211(g) of the Delaware Act, (i) effect any amendment to this Agreement (ii) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation, or (iii) provide that the partnership agreement of any other constituent partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) shall be the partnership agreement of the surviving or resulting limited partnership.

     8.10 PRONOUNS.

          All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

     8.11 CONFIDENTIALITY.

          (a) A Limited Partner may obtain from the General Partners, for any purpose reasonably related to the Limited Partner's Interest in the Partnership, such information regarding the affairs of the Partnership as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the General Partners.

          (b) Each Limited Partner covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Limited Partner (collectively, "Confidential Information") without the prior written consent of the General Partners, which consent may be withheld in their sole discretion.

          (c) Each Partner recognizes that in the event that this Section 8.11 is breached by any Partner or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Partners and the Partnership. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Partners and the Partnership may be entitled, such Partners also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. If any non-breaching Partner or the Partnership determines that any of the other Partners or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Partners agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

          (d) The General Partners shall have the right to keep confidential from the Limited Partners for such period of time as the General Partners deem reasonable, any information which the General Partners reasonably believe to be in the nature of trade secrets or other information the disclosure of which the General Partners in good faith believe is not in the best interest of the Partnership or could damage the Partnership or its business or which the Partnership is required by law or by agreement with a third party to keep confidential.

     8.12 CERTIFICATION OF NON-FOREIGN STATUS.

          Each Limited Partner or transferee of an Interest from a Limited Partner that is admitted to the Partnership in accordance with this Agreement shall certify, upon admission to the Partnership and at such other time thereafter as the General Partners may request, whether he is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Partnership, and shall notify the Partnership within 30 days of any change in such Partner's status. Any Limited Partner who shall fail to provide such certification when requested to do so by the General Partners may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

     8.13 SEVERABILITY.

          If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Partner agrees that it is the intention of the Partners that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

     8.14 ENTIRE AGREEMENT.

          This Agreement (including the Schedules attached hereto which are incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the General Partners, without the approval of any Limited Partner may enter into written agreements ("Other Agreements") with Limited Partners, executed contemporaneously with the admission of such Limited Partners to the Partnership, effecting the terms hereof in order to meet certain requirements of such Limited Partners. The parties hereto agree that any terms contained in an Other Agreement with a Limited Partner shall govern with respect to such Limited Partner notwithstanding the provisions of this Agreement.

     8.15 DISCRETION.

          To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Limited Partners, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

     8.16 COUNTERPARTS.

          This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

          THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGE 37 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN
SECTION 8.11 ON PAGEA 38 AND 39.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               GENERAL PARTNER:

                               CONGRESS STREET MANAGEMENT, L.L.C.

                               By:  PW FUND ADVISOR, L.L.C.
                                        Managing Member

                               By: _______________________________


                               ORGANIZATIONAL LIMITED PARTNER

                               /S/ MARK F. VASSALLO
                               Mark F. Vassallo


                               MANAGER:

                               CONGRESS STREET MANAGEMENT, L.L.C.

                               By:  PW FUND ADVISOR, L.L.C.
                                        Managing Member

                               By:  _______________________________


                              DIRECTORS:


                              /S/  E. GARRETT BEWKES, JR.
                              ---------------------------
                              E. Garrett Bewkes, Jr.


                              /S/  MEYER FELDBERG
                              ---------------------------
                              Meyer Feldberg


                              /S/  RICHARD J. STERNE
                              ---------------------------
                              Richard J. Sterne


                              LIMITED PARTNERS:

                              Each person who has signed or has had signed on its behalf a Limited Partner Signature Page, which shall constitute a counterpart hereof.

                                   SCHEDULE I

                        CONGRESS STREET ASSOCIATES, L.P.

                Name and Address                   Capital Contribution
----------------------------------------        -------------------------

                                GENERAL PARTNERS
                                ----------------


Congress Street Management, L.L.C.                       $1,000,000
c/o PaineWebber Alternative
  Investment Group
1285 Avenue of the Americas
New York, New York  10019


                                LIMITED PARTNERS
                                ----------------

                                   SCHEDULE II

                                    DIRECTORS

NAME AND ADDRESS
----------------

E. Garrett Bewkes, Jr.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Meyer Feldberg
c/o Columbia University
101 Uris Hall
New York, New York  10027

Richard J. Sterne
555 Madison Avenue
28th Floor
New York, New York  10021

                                   APPENDIX B

                             PERFORMANCE INFORMATION

          The Manager expects to employ an investment program for the Partnership that is substantially similar to the investment program employed by the personnel of Granum for Granite Capital, L.P. (sometimes referred to as the "Granite Partnership") and the other Granum Accounts.

          Because of the similarity of investment programs, as a general matter, the Manager will consider participation by the Partnership in all appropriate investment opportunities that are under consideration by Granum for investment by the Granite Partnership or the other Granum Accounts. The Manager will evaluate for the Partnership a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy to be used by the Granite Partnership or the other Granum Accounts is appropriate and feasible for the Partnership at that particular time. Because these considerations may differ for the Partnership and the Granum Accounts in the context of any particular investment opportunity, the investment activities of the Partnership and the Granum Accounts may differ from time to time. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities."

          THE FOLLOWING TABLES SET FORTH THE PERFORMANCE RECORD OF THE GRANITE PARTNERSHIP AND COMPOSITE PERFORMANCE OF THE GRANUM ACCOUNTS FOR THE PERIODS INDICATED. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. INFORMATION HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE BUT IS NOT WARRANTED AS TO ACCURACY OR COMPLETENESS. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE PARTNERSHIP AND THOSE OF THE GRANUM ACCOUNTS AND THAT THE PARTNERSHIP'S FEES AND EXPENSES WILL BE HIGHER. FUTURE PERFORMANCE OF THE PARTNERSHIP WILL DIFFER.

TABLE 1
Performance Record of Granite Capital, L.P.


                                                   GRANITE         S&P 500
                                                CAPITAL, L.P.(1)   INDEX (2)
1990(3)..........................................    2.4%            1.4%
1991.............................................   49.4%           30.4%
1992.............................................   16.6%            7.6%
1993.............................................    8.5%           10.1%
1994.............................................  -15.1%            1.3%
1995.............................................   49.7%           37.6%
1996.............................................   36.8%           23.0%
1997.............................................   31.6%           33.4%
1998(4)..........................................    3.7%           17.1%
                                                   ------          ------
Cumulative Return(5)(6)..........................  359.2%          321.6%
                                                   ======          ======

Notes:

1. The above returns represent the performance of Granite Capital, L.P. and is shown net of fees and expenses and incentive allocations. The returns are based upon the results an investor would have achieved on an investment made at the commencement of Granite Capital, L.P. At all times under consideration, assets of Granite Capital, L.P. were between $6.5 million and $558.0 million.

2. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The statistical data for the S&P 500 Index has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. Granite Capital, L.P. does not restrict its investments solely to securities included in the S&P 500 Index.

3. Returns for 1990 are for the period March 5, 1990, the date of inception of Granite Capital, L.P., through December 31, 1990.

4.   Returns for 1998 are for the period January 1, 1998 through June 30, 1998.

5. Cumulative Return is calculated by compounding each year's performance and is the aggregate return that would have been earned on an investment in Granite Capital, L.P. since its inception through June 30, 1998.

6. Prospective investors should recognize that Granite Capital, L.P. generally requires a $2 million minimum investment and charges a 1% management fee and a 20% incentive allocation, subject to a one year non-cumulative loss carryforward.

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS


TABLE 2
Composite Performance of the Granum Accounts


                                                GRANUM            S&P 500
                                              COMPOSITE (1)       INDEX (2)
                                              -------------       ---------
1990(3)....................................       2.4%              1.4%
1991.......................................      49.4%             30.4%
1992.......................................      16.6%              7.6%
1993.......................................       8.3%             10.1%
1994.......................................     -15.1%              1.3%
1995.......................................      47.5%             37.6%
1996.......................................      36.8%             23.0%
1997.......................................      30.9%             33.4%
1998(4)....................................       3.9%             17.7%
                                                ------            ------
Cumulative Return(5).......................     350.2%            321.6%
                                                ======            ======

Notes:

1. The Granum Composite reflects all accounts managed by Granum Advisors, L.L.C. and its affiliates ("Granum Managers"), including other investment funds and separate accounts (the "Granum Accounts"). These returns are shown net of fees and expenses and incentive allocations, if applicable. The composite performance for each period is the performance a full-period investor in each Granum Account would have received, weighted by the average monthly assets of each Granum Account. At all times under consideration, assets of the Granum Accounts were between $6.5 million and $790.7 million.

2. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The statistical data for the S&P 500 Index has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Granum Accounts do not restrict their investments solely to securities included in the S&P 500 Index.

3. Returns for 1990 are for the period March 5, 1990, the date of inception of Granum Managers' first investment vehicle, Granite Capital L.P., through December 31, 1990.

4.   Returns for 1998 are for the period January 1, 1998 through June 30, 1998.

5.   Cumulative Return is calculated by compounding each year's performance.

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    FORM N-2

                        CONGRESS STREET ASSOCIATES, L.P.


                           PART C - OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

         (1)      Financial Statements:

                  Because the Registrant has no assets, financial statements are omitted.

         (2)      Exhibits:

                  (a)      (1)      Certificate of Limited Partnership.*
                           (2)      Agreement of Limited Partnership.*
                           (3)      Amended and Restated Limited Partnership
                                    Agreement.**
                  (b)      Not Applicable.
                  (c)      Not Applicable.
                  (d)      See Item 24(2)(a)(3).
                  (e)      Not Applicable.
                  (f)      Not Applicable.
                  (g)      See Item 24(2)(a)(3).
                  (h)      Not Applicable.
                  (i)      Not Applicable.
                  (j)      Custodian Services Agreement.
                  (k)      (1)      Management and Administration Agreement.
                           (2)      Administration, Accounting and Investor
                                    Services Agreement.
                  (l)      Opinion of Counsel.***
                  (m)      Not Applicable.
                  (n)      Tax Opinion.
                  (o)      Not Applicable.
                  (p)      Not Applicable.
                  (q)      Not Applicable.
                  (r)      Not Applicable.
         --------------
         *   Previously filed on June 5, 1998.
         **  See Appendix A of Confidential Offering Memorandum.
         *** To be filed by amendment.
ITEM 25.  MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Blue Sky fees and expenses (including fees of counsel)         $ 20,000
Legal and accounting fees and expenses                         $275,000
Printing and engraving                                         $ 45,000
Offering expenses                                              $ 50,000
Miscellaneous                                                  $ 10,000
                                                               --------
                                      TOTAL                    $400,000

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Congress Street Management, L.L.C. (the "Manager"), the general partner of the Registrant, which, in turn, is controlled by PW Fund Advisor, L.L.C. Information regarding the ownership of PW Fund Advisor, L.L.C. is set forth in its Form ADV, as filed with the Commission (File No. 801-55537).

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

Title of Class            Number of Record Holders
--------------            ------------------------
Limited Partnership       1   (The Registrant anticipates
Interests                     that as a result of the private
                              offering of interests there will
                              be more than 100 record holders
                              of such interests in the future.)


ITEM 29.  INDEMNIFICATION

          Reference is made to Section 3.9 of the Registrant's Amended and Restated Limited Partnership Agreement (the "Partnership Agreement") to be filed as Exhibit 2(a)(3) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with the Manager, the Registrant's directors and other registered investment management companies managed by the Manager or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an, individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the section entitled "THE MANAGER, PWFA AND GRANUM." Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference. Information as to the members and officers of Granum Advisors, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55742), and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          The Administrator maintains certain required accounting related and financial books and records of the Registrant at PFPC Inc., 103 Bellevue Parkway, 4th Floor, Wilmington, DE 19809. The other required books and records are maintained by the Manager c/o PW Fund Advisor, L.L.C., 1285 Avenue of the Americas, New York, New York 10019.

ITEM 32. MANAGEMENT SERVICES

         Not Applicable.

ITEM 33. UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                        CONGRESS STREET ASSOCIATES, L.P.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th day of August, 1998.

                                          CONGRESS STREET ASSOCIATES, L.P.

                                          By: Congress Street Management, L.L.C.
                                              General Partner

                                          By: PW Fund Advisor, L.L.C.
                                              Managing Member

                                          By: /S/ PETER ZURKOW
                                                  Name:  Peter Zurkow
                                                  Title: Managing Director

                                    FORM N-2

                        CONGRESS STREET ASSOCIATES, L.P.

                                  EXHIBIT INDEX

EXHIBIT NUMBER            DOCUMENT DESCRIPTION

(a)(3)        Amended and Restated Limited Partnership Agreement.*
(j)           Custodian Services Agreement.
(k)(1)        Management and Administration Agreement.
   (2)        Administration, Accounting and Investor Services Agreement.
(n)           Tax Opinion.

----------------------
* See Appendix A of Confidential Offering Memorandum.